Exhibit 99.1


SUBJECT TO REVISION
SERIES TERM SHEET DATED JUNE 23, 1999

[OAKWOOD MORTGAGE LOGO APPEARS HERE]

                                  $299,286,000
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
           SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1999-C


Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc.
Senior/Subordinated Pass-Through Certificates, Series 1999-C. The Series Term
Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, Banc of America Securities LLC, First Union
Capital Markets Corp. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE
PASS-THROUGH CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE
COMMISSION. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE
FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION
ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF
AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN
WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION
OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS
ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE
SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE
INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR
PUBLICATION DATES.





Credit Suisse First Boston
                     Banc of America Securities LLC
                                               First Union Capital Markets Corp.



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         THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE
INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE
SERIES 1999-C POOLING AND SERVICING AGREEMENT (INCLUDING THE MAY 1999 EDITION TO
THE STANDARD TERMS) TO BE DATED AS OF JUNE 1, 1999, AMONG OAKWOOD MORTGAGE
INVESTORS, INC., AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND
CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE.


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   The Offered Certificates........................
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

                                                                    Average                 Modified
                      Principal                     S&P/ Fitch       Life                   Duration    First          Last
          Class       Amount(1)      Description    Ratings(2)     (yrs)(3)      Coupon    (yrs) (3)    Pay(3)        Pay(3)
       -----------------------------------------------------------------------------------------------------------------------------
        A-1       $  72,200,000    Senior SEQ        AAA / AAA       1.10        . %(4)       1.03       7/99          8/01
        A-2       $174,270,000     Senior SEQ        AAA / AAA       6.13      . %(5) (6)     4.57       8/01          6/09
        M-1       $  20,808,000    Mezzanine          AA / AA        8.17      . %(5) (6)     5.71       1/04          6/09
        M-2       $  16,004,000    Mezzanine           A / A         8.17      . %(5) (6)     5.56       1/04          6/09
        B-1       $  16,004,000    Subordinate      BBB / BBB-       6.21      . %(5) (6)     4.49       1/04          9/07
       -----------------------------------------------------------------------------------------------------------------------------


                                            (1)  The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.

                                            (2)  It is a condition to the issuance of the Certificates that they be rated as above.
                                                 A security rating is not a recommendation to buy, sell or hold securities and may be object to revision of withdrawal at any time by the assigning rating organization.

                                            (3)  Assumed that the Optional Termination is exercised on the June 2009 Distribution
                                                 Date. Data run at a prepayment speed of 200% MHP.

                                            (4)  Based on One-Month LIBOR and subject to a cap of the Weighted Average Net Asset
                                                 Rate for the related Distribution Date. Computed on the basis of a 360-day year and the actual number of days in each Interest Accrual Period.

                                            (5)  Computed on the basis of a 360-day year of twelve 30-day months.

                                            (6)  The lesser of (i) specified rate per annum, or (ii) the Weighted Average Net Asset
                                                 Rate for the related Distribution Date.
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   Class Designations
      CLASS A CERTIFICATES...................Class.A-1 and Class A-2 Certificates.
      CLASS M CERTIFICATES...................Class.M-1 and Class M-2 Certificates.
      CLASS B CERTIFICATES...................Class B-1 and Class B-2 Certificates.
      SUBORDINATED CERTIFICATES..............Class M, Class B, Class X and Class R Certificates.
      OFFERED CERTIFICATES...................Class.A, Class M and Class B-1 Certificates.
      OFFERED SUBORDINATED CERTIFICATES......Class M and Class B-1 Certificates.

Other Certificates...........................The Class B-2, Class X and Class R Certificates are not being offered hereby. The Class
                                             B-2 Certificates are expected to be sold in a private placement at or around the
                                             Closing Date, and will be acquired in the interim by an affiliate of the Company. The
                                             Class X and Class R Certificates are expected to be sold initially to related entities of the Company, which may offer them in the future in one or more privately negotiated transactions. The Class B-2 Certificates will have an initial Certificate Principal
                                             Balance of approximately $20,807,916.

 Denominations...............................The Offered Certificates will be Book-Entry Certificates only, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

 Cut-off Date................................June.1, 1999.

 Distribution Dates..........................The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day) commencing in July 1999 (each, a "Distribution Date").

Record Date..................................With.respect to each Distribution Date, the close of business on the last business day of the month preceding the month in which such Distribution Date occurs (each, a
                                             "Record Date").

Interest Accrual Period......................With respect to each Distribution Date, (i) for the Class A-1 Certificates, the period commencing on the 15th day of the preceding month through the 14th day of the month in which such Distribution Date occurs (except that the first Interest Accrual Period for the Class A-1 Certificates will be the period from the Closing Date through July 14th,
                                             1999), and (ii) for all other Classes of the Offered Certificates, the calendar month preceding the month in which the

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                                             Distribution Date occurs (each, an "Interest Accrual Period").

 Distributions...............................The "Available Distribution Amount" for a Distribution Date generally will include
                                             (1)(a) Monthly Payments of principal and interest due on the Assets during the related
                                             Collection Period, to the extent such payments were actually collected from the
                                             Obligors or advanced by the Servicer and (b) unscheduled payments received with respect to the Assets during the related Prepayment Period, including Principal Prepayments, proceeds of repurchases, Net Liquidation Proceeds and Net Insurance Proceeds, less
                                             (2)(a) amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the Agreement, (b) amounts required to reimburse the Company or the
                                             Servicer for certain reimbursable expenses in accordance with the Agreement, (c)
                                             amounts required to reimburse any party for an overpayment of a Repurchase Price for an
                                             Asset in accordance with the Agreement, (d) the Interest Deficiency Amount or portion thereof, if any, paid from collections on the Preceding Distribution Date, and (e)(i)
                                             if Oakwood is not the Servicer, Servicing Fees for the related Collection Period; (ii)
                                             if Oakwood is the Servicier, 50% of the Servicing Fee for the related Collection Period for Distribution Dates prior to June 2009, and on and after the June 2009 Distribution
                                             Date, none of the Servicing Fees for the related Collection Period.

                                             Principal distributions to Class A will, in general, be allocated sequentially to the
                                             Class A Certificates in order of their numerical designations. Principal distributions to Class M will be allocated pro rata between the Class M-1 and the Class M-2
                                             Certificates. Principal distributions to Class B will be allocated sequentially to the
                                             Class B-1 and the Class B-2 Certificates, except that prior to the June 2009
                                             Distribution Date, the Class B-2 Principal Distribution Amount will be distributed pro rata among Class A, Class M and Class B-1 Certificates. Prior to the Cross-over Date or on any Distribution Date as of which the Principal Distribution Tests are not met, principal will be allocated solely to the Class A Certificates.

                                             No principal will be distributable to the Class B-2 Certificateholders until the June
                                             2009 Distribution Date (unless the aggregate principal balance of the outstanding
                                             Assets are less than the Class B-2 Certificate balance). The Class B-2 Certificates will receive principal distributions equal to all amounts otherwise distributable in accordance with "Priority of Distributions" below after distributions on the Offered
                                             Certificates if the Class B-2 Certificates are outstanding on or after the June 2009
                                             Distribution Date.

                                             If an Interest Deficiency Event occurs on any Distribution Date with respect to the
                                             Class M-1, Class M-2 or Class B-1 Certificates, collections received after the end of the related Collection Period and prior to such Distribution Date will be applied, up to a limited amount determined by the Rating Agencies, to remedy such deficiency in order of Class seniority. Any remaining deficiency will be carried forward as shortfall for the next Distribution Date. "Interest Deficiency Event" means, with respect to the
                                             Class M-1, Class M-2 or Class B-1 Certificates and a Distribution Date, that after distribution of the Available Distribution Amount in the order of priority set forth below under "Priority of Distributions," there remains unpaid any of the Interest
                                             Distribution Amount, Carryover Interest Distribution Amount, Writedown Interest
                                             Distribution Amount or Carryover Writedown Interest Distribution Amount for such Class and Distribution Date (the "Interest Deficiency Amount").

                                             Distributions will be made on each Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of Certificates will be allocated among the Certificates of such Class in proportion to their respective percentage interests.

Priority of Distributions ...................On each Distribution Date the Available Distribution Amount will be distributed in the following amounts and in the following order of priority:
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                                             (1) first, concurrently, to each Class of the Class A Certificates (a) first, the related Interest Distribution Amount for such Distribution Date with the Available
                                             Distribution Amount being allocated among such Classes pro rata based on their respective Interest Distribution Amounts and (b) second, the related Carryover Interest
                                             Distribution Amount, if any, for such Distribution Date, in each case with the
                                             Available Distribution Amount being allocated among the Classes of Class A Certificates pro rata based on their respective Carryover Interest Distribution Amounts;

                                             (2) second, to the Class M-1 Certificates, (a) first, the related Interest Distribution
                                             Amount for such Distribution Date and (b) second, the related Carryover Interest
                                             Distribution Amount, if any, for such Distribution Date;

                                             (3) third, to the Class M-2 Certificates, (a) first, the related Interest Distribution
                                             Amount for such Distribution Date and (b) second, the related Carryover Interest
                                             Distribution Amount, if any, for such Distribution Date;

                                             (4) fourth, to the Class B-1 Certificates, (a) first, the related Interest Distribution
                                             Amount for such Distribution Date and (b) second, the related Carryover Interest
                                             Distribution Amount, if any, for such Distribution Date;

                                             (5) fifth, concurrently, to each Class of the Class A Certificates, the related
                                             Principal Distribution Shortfall Carryover Amount for each such Class, if any, for such
                                             Distribution Date; allocated among the Class A Certificates pro rata based on their respective Principal Distribution Shortfall Carryover Amounts;

                                             (6) sixth, to the Class A-1 Certificates and the Class A-2 Certificates, the Class A
                                             Principal Distribution Amount, allocated in the following sequential order: (i) first, to the Class A-1 Certificates in reduction of the Certificate Principal Balance of such
                                             Class, until it has been reduced to zero; and (ii) second, to the Class A-2
                                             Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero; PROVIDED, HOWEVER, that on any Distribution Date on which the
                                             Pool Scheduled Principal Balance is less than the aggregate Certificate Principal
                                             Balance of the Class A Certificates immediately prior to such Distribution Date, the
                                             Class A Principal Distribution Amount will be allocated among the Class A Certificates
                                             PRO RATA based upon their respective Certificate Principal Balances;

                                             (7) seventh, to the Class M-1 Certificates, (a) first, any related Writedown Interest
                                             Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                             Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                                             Principal Distribution Amount until the Class M-1 Certificate Principal Balance is reduced to zero;

                                             (8) eighth, to the Class M-2 Certificates, (a) first, any related Writedown Interest
                                             Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                             Writedown Distribution Amount for such Distribution Date, (c) third, any related
                                             Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                                             Principal Distribution Amount until the Class M-2 Certificate Principal Balance is reduced to zero;

                                             (9) ninth, to the Class B-1 Certificates, (a) first, any related Writedown Interest
                                             Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                             Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                                             Principal Distribution Amount until the Class B-1 Certificate Principal Balance is reduced to zero;

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                                             (10) tenth, to the Class B-2 Certificates, (a) first, the related Interest Distribution
                                             Amount for such Distribution Date and (b) second, the related Carryover Interest
                                             Distribution Amount, if any, for such Distribution Date;

                                             (11) eleventh, to the Class B-2 Certificates, (a) first any related Writedown Interest
                                             Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                             Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, (d) fourth, any related
                                             Principal Distribution Amount, and (e) fifth, the Class B-2 Accelerated Principal
                                             Distribution Amount for such Distribution Date, until the Class B-2 Certificate
                                             Principal Balance is reduced to zero;

                                             (12) twelfth, to the Servicer, the following amounts in sequential order: (i) as long as Oakwood is the Servicer, 50% of the Servicing Fee with respect to any Distribution
                                             Date prior to June 2009, otherwise 100% of the Servicing Fee with respect to any
                                             Distribution Date; and (ii) any Servicing Fees from previous Distribution Dates remaining unpaid;

                                             (13) thirteenth, to the Class X Certificates, in the following sequential order: (i)
                                             the current Class X Strip Amount; and (ii) any Class X Strip Amounts from previous
                                             Distribution Dates remaining unpaid; and

                                             (14) finally, any remainder to the Class R Certificates.

                                             The primary credit support for the Class A Certificates is the subordination of the
                                             Subordinated Certificates; for the Class M-1 Certificates is the subordination of the
                                             Class M-2, Class B, Class X and Class R Certificates; for the Class M-2 Certificates is
                                             the subordination of the Class B, Class X and Class R Certificates; and for the Class
                                             B-1 Certificates is the subordination of the Class B-2, Class X


   Cross-over Date...........................The later to occur of (a) the Distribution Date occurring in January 2004 or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the sum of the Adjusted Certificate
                                             Principal Balance of the Subordinated Certificates and the Overcollateralization Amount
                                             for such Distribution Date and the denominator of which is the Pool Scheduled Principal
                                             Balance on such Distribution Date, equals or exceeds 1.75 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted Certificate Principal Balance of the Subordinated
                                             Certificates and the denominator of which is the Pool Scheduled Principal Balance on the Cut-off Date.


   Performance Test..........................The Average 60-Day Delinquency Ratio is less than or equal to 6%, the Current Realized
                                             Loss Ratio is less than or equal to 3.25%; and the Cumulative Realized Losses are less than or equal to the percentage of the Aggregate Cut-off Date Pool Principal Balance
                                             set forth below:

                                                           7% January 2004 through June 2005,
                                                           8% July 2005 through June 2006,
                                                           9.5% July 2006 through December 2007, and
                                                           10.5% thereafter.

   Allocation of Writedown Amounts...........The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate Principal Balance of all Certificates, after all distributions have been made on the Certificates on such Distribution Date, exceeds the
                                             Pool Scheduled Principal Balance of the Assets for the next Distribution Date. The
                                             Writedown Amount will be allocated among the Classes of Subordinated Certificates in the following order of priority:
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                                             (1) first, to the Class B-2 Certificates, to be applied in reduction of the Adjusted
                                                 Certificate Principal Balance of such Class until it has been reduced to zero;


                                             (2) second, to the Class B-1 Certificates, to be applied in reduction of the Adjusted
                                                 Certificate Principal Balance of such Class until it has been reduced to zero;

                                             (3) third, to the Class M-2 Certificates, to be applied in reduction of the Adjusted
                                                 Certificate Principal Balance of such Class until it has been reduced to zero; and

                                             (4) fourth, to the Class M-1 Certificates, to be applied in reduction of the Adjusted
                                                 Certificate Principal Balance of such Class until it has been reduced to zero.

   Advances..................................For each Distribution Date, the Servicer will be obligated to make an advance (a "P&I
                                             Advance") in respect of any delinquent Monthly Payment that will, in the Servicer's judgement, be recoverable from late payments on or Liquidation Proceeds from such
                                             Asset. The Servicer will also be obligated to make Advances ("Servicing Advances" and, together with P&I Advances, "Advances") in respect of Liquidation Expenses and certain taxes and insurance premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such Servicing Advances recoverable out of Liquidation Proceeds or from subsequent collections. P&I Advances and Servicing Advances are reimbursable to the Servicer under certain circumstances. In addition, the Servicer is obligated under certain circumstances to pay Compensating Interest with respect to any Asset that prepays on a date other than on a Due Date for such Asset.

   Final Scheduled Distribution Dates........Based on the assumptions that (i) there are no defaults, prepayments or delinquencies with respect to payments due on the Assumed Contract Characteristics, and (ii) the
                                             optional termination right is not exercised by the Servicer, the Final Scheduled
                                             Distribution Dates for each of the Classes are set forth below. The actual final
                                             Distribution Date for each Class may occur earlier than the Final Schedule Distribution
                                             Dates. In the event of large losses and delinquencies on the Contracts, however, the actual payment on certain of the subordinate classes of Certificates may occur later than the Final Scheduled Distribution Dates and in certain scenarios, holders of such classes may incur a loss on their investment.

                                                                                              Final Scheduled
                                                                                             Distribution Dates

                                            Class A-1 Certificates..........                 April 15, 2010
                                            Class A-2 Certificates..........                 August 15, 2027
                                            Class M-1 Certificates..........                 August 15, 2027
                                            Class M-2 Certificates..........                 August 15, 2027
                                            Class B-1 Certificates..........                 August 15, 2027

   Optional Termination......................The Servicer at its option and subject to the limitations imposed by the Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all other property in the Trust Estate on any Distribution Date occurring on or after the later of (i) the Distribution Date in June 2009, and (ii) the date on which the amount of outstanding assets falls to a level at which, in the reasonable opinion of the Servicer, the cost of servicing those assets becomes burdensome.


   Auction Sale..............................If the Servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets then outstanding and all other property in the Trust Estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to
                                             Certificateholders.
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   The Assets................................The Trust will consist of (1) fixed and adjustable rate manufactured housing installment sales contracts (collectively, the "Contracts") secured by security interests in manufactured homes, as defined herein (the "Manufactured Homes"), and with respect to certain of the Contracts ("Land Secured Contracts"), secured by liens on the real estate on which the related Manufactured Homes are located, and (2) mortgage loans secured by first liens on the real estate to which the related Manufactured Homes are deemed permanently affixed (the "Mortgage Loans," and together with the Contracts, the
                                             "Assets"). The Asset Pool consists of 7,485 Assets having an aggregate Scheduled
                                             Principal Balance as of the Cut-off Date of $320,093,916.36.

                                             FIXED RATE ASSETS
                                             As of the Cut-off Date, 7,417 Assets, aggregating $313,708,370.34 are secured by fixed rate Assets ("Fixed Rate Assets"). As of the Cut-off Date, approximately 16.32% of the
                                             Assets are Mortgage Loans and approximately 1.03% of the Assets are Land Secured
                                             Contracts. Based on Cut-off Date Pool Scheduled Principal Balance, approximately 79.76%
                                             of the Fixed Rate Assets are secured by Manufactured Homes which were new, approximately 1.80% of the Fixed Rate Assets are secured by Manufactured Homes which were used, approximately 16.30% of the Fixed Rate Assets are secured by Manufactured
                                             Homes which were repossessed and approximately 2.14% of the Fixed Rate Assets are secured by Manufactured Homes which were transferred. As of the Cut-off Date, the Fixed
                                             Rate Assets were secured by Manufactured Homes or Mortgaged Properties (or Real
                                             Properties, in the case of Land Secured Contracts) located in 42 states and District of
                                             Columbia, and approximately 19.17% and 15.87% of the Fixed Rate Assets were secured by
                                             Manufactured Homes or Mortgaged Properties located in North Carolina and Texas, respectively (based on the mailing addresses of the Obligors on the Assets as of the
                                             Cut-off Date). Each Fixed Rate Asset bears interest at an annual percentage rate (an
                                             "APR") of at least 6.90% and not more than 14.50%. The weighted averaged APR of the
                                             Fixed Rate Assets as of the Cut-off Date is approximately 10.26%. The Fixed Rate Assets have remaining terms to maturity as of the Cut-off Date of at least 10 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than 360 months. As of the Cut-off Date, the Fixed Rate Assets had a weighted average original term to stated maturity of approximately 295 months, and a weighted average remaining term to stated maturity of approximately 293 months. The Fixed Rate
                                             Assets have Loan-to-Value Ratio as of the Cut-off Date of at least 8.22% but not more than 100.00%. As of the Cut-off Date, the Fixed Rate Assets had a weighted average
                                             Loan-to-Value Ratio of approximately 91.62%. The final scheduled payment date on the
                                             Fixed Rate Asset with the latest maturity occurs in June 2029.

                                             ADJUSTABLE RATE ASSETS


                                             As of the Cut-off Date, 68 Assets aggregating $6,385,546.02, are secured by adjustable rate Assets ("Adjustable Rate Assets"). As of the Cut-off Date, all Adjustable Rate
                                             Assets are Mortgage Loans secured by Manufactured Homes which were new. As of the
                                             Cut-off Date, the Adjustable Rate Assets were secured by Mortgaged Properties located in 17 states, and approximately 16.61%, 16.28%, 12.27% and 10.13% of the Adjustable
                                             Assets were secured by Mortgaged Properties located in North Carolina, Kentucky,
                                             Colorado and Washington, respectively (based on the mailing addresses of the Obligors on the Assets as of the Cut-off Date). Each Adjustable Rate Asset bears interest at an annual percentage rate (an "APR") of at least 6.125% and not more than 8.50%. The weighted averaged APR of the Adjustable Rate Assets as of the Cut-off Date is
                                             approximately 7.38%. The Adjustable Rate Assets have remaining terms to maturity as of the Cut-off Date of at least 239 months but not more than 360 months and original terms to stated maturity of at least 240 months but not more than 360 months. As of the
                                             Cut-off Date, the Adjustable Rate Assets had a
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                                             weighted average original term to stated maturity of 355 months, and a weighted average remaining term to stated maturity of approximately 352 months. The Adjustable Rate
                                             Assets have Loan-to-Value Ratio as of the Cut-off Date of at least 67.20% but not more than 100.00%. As of the Cut-off Date, the Adjustable Rate Assets had a weighted average
                                             Loan-to-Value Ratio of approximately 93.92%. All Adjustable Rate Assets adjust annually based on the monthly average yield on United States treasury securities adjusted to a constant maturity of one year. All Adjustable Rate Assets have annual caps of 2%. The weighted average lifetime cap of the Adjustable Rate Assets as of the Cut-off Date is
                                             approximately 13%. The Adjustable Rate Assets have gross margins as of the Cut-off Date of at least 3.25% but not more than 4.50%. The weighted average gross margin of the
                                             Adjustable Rate Assets as of the Cut-off Date is approximately 4.35%. The final scheduled payment date on the Adjustable Rate Asset with the latest maturity occurs in
                                             June 2029.

                                             The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgaged Property.

   Certain Federal Income Tax
     Consequences............................For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment conduits (each, a"REMIC"). The Class A, Class M, Class B and
                                             Class X Certificates will constitute "regular interests" in a REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in each REMIC for federal income tax purposes.

   Recent Developments.......................Oakwood Homes, the parent corporation of both Oakwood Acceptance and Oakwood
                                             Mortgage, announced on June 18, 1999 that its board of directors will be exploring strategic alternatives to enhance shareholder value including a merger or sale of
                                             Oakwood Homes. The board of directors stated that Oakwood Homes' management was pursuing the possibility of a management led buyout. Discussion of these matters is preliminary, and there can be no assurance that a transaction will result. Oakwood
                                             Homes' board of directors will engage a financial advisor to advise it in its consideration of strategic alternatives.

                                             During November and December, 1998, Oakwood Homes and some of its officers and directors were named as defendants in lawsuits filed on behalf of purchasers of Oakwood
                                             Homes' common stock between April 11, 1997 and July 21, 1998. These suits were filed in the United States District Court for the Middle District of North Carolina and in the
                                             United States District Court for the Eastern District of Arkansas. They allege violations of the Exchange Act in the statements made by Oakwood Homes concerning its business and financial operations. Oakwood Homes intends to defend these suits vigorously. Oakwood Mortgage believes that these lawsuits will not adversely affect .


   ERISA Considerations......................Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974,
                                             as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a
                                             "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan
                                             ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under ERISA or the Code.

                                             BECAUSE THE OFFERED SUBORDINATED CERTIFICATES ARE SUBORDINATED SECURITIES, THEY WILL
                                             NOT SATISFY THE REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION EXEMPTIONS. AS A RESULT,
                                             THE PURCHASE OR HOLDING OF ANY OF THE OFFERED SUBORDINATED CERTIFICATES BY A PLAN
                                             INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR RESULT IN THE IMPOSITION
                                             OF EXCISE


                                             TAXES OR CIVIL PENALTIES. ACCORDINGLY, NONE OF THE OFFERED SUBORDINATED CERTIFICATES
                                             ARE OFFERED FOR SALE, AND ARE NOT TRANSFERABLE, TO A PLAN INVESTOR, UNLESS SUCH PLAN
                                             INVESTOR PROVIDES THE SELLER AND THE TRUSTEE WITH A BENEFIT PLAN OPINION, OR THE
                                             CIRCUMSTANCES DESCRIBED IN CLAUSE (II) BELOW ARE SATISFIED. UNLESS SUCH OPINION IS
                                             DELIVERED, EACH PERSON ACQUIRING AN OFFERED SUBORDINATED CERTIFICATE WILL BE DEEMED TO
                                             REPRESENT TO THE TRUSTEE, THE SELLER AND THE SERVICER THAT EITHER (I) SUCH PERSON IS
                                             NOT A PLAN INVESTOR SUBJECT TO ERISA OR SECTION 4975 OF THE CODE, OR (II) SUCH PERSON
                                             IS AN INSURANCE COMPANY THAT IS PURCHASING AN OFFERED SUBORDINATED CERTIFICATE WITH
                                             FUNDS FROM ITS "GENERAL ACCOUNT" AND THE PROVISIONS OF PROHIBITED TRANSACTION CLASS
                                             EXEMPTION 95-60 WILL APPLY TO EXEMPT THE PURCHASE, HOLDING AND RESALE OF SUCH
                                             CERTIFICATE, AND TRANSACTIONS IN CONNECTION WITH THE SERVICING, OPERATION AND
                                             MANAGEMENT OF THE TRUST FROM THE


   Legal Investment Considerations...........The Class A and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984
                                             ("SMMEA").

                                             THE CLASS M-2 AND CLASS B-1 CERTIFICATES ARE NOT "MORTGAGE RELATED SECURITIES" FOR
                                             PURPOSES OF SMMEA BECAUSE SUCH CERTIFICATES ARE NOT RATED IN ONE OF THE TWO HIGHEST
                                             RATING CATEGORIES BY A NATIONALLY RECOGNIZED RATING AGENCY.

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.


                                             ASSET SERVICING PORTFOLIO
                                              (DOLLARS IN THOUSANDS)


                                                           AT SEPTEMBER 30,                              MARCH 31,
                                     -------------------------------------------------------------- ---------------------
                                         1994       1995        1996         1997          1998         1998         1999
                                     ---------  ----------  -----------  -----------   -----------  -----------  --------
Total Number of Serviced Assets
     Oakwood Originated..........        39,273     51,566      67,120       89,411     111,351       99,878      117,673
     Acquired Portfolios.........         5,773      4,872       4,177        3,602       2,818        3,221        2,471
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........      $757,640 $1,130,378  $1,687,406   $2,499,794    $3,536,657    $2,937,886   $3,874,548
     Acquired Portfolios.........       $85,227    $70,853     $57,837      $47,027       $35,882       $40,919      $30,532
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........        $19.3      $21.9       $25.1        $28.0          $31.8        $29.4        $32.9
     Acquired Portfolios.........        $14.8      $14.5       $13.8        $13.1          $12.7        $12.7        $12.4
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........        12.2%      12.0%       11.5%        11.0%         10.8%        11.0%        10.7%
     Acquired Portfolios.........        11.0%      11.3%       11.2%        11.1%         11.0%        11.1%        10.9%



                                            DELINQUENCY EXPERIENCE (1)
                                              (DOLLARS IN THOUSANDS)


                                                              AT SEPTEMBER 30,                        MARCH 31,
                                             --------------------------------------------------- --------------------
                                                 1994      1995       1996      1997       1998      1998        1999
                                             --------  --------   --------  --------   --------  --------    --------
Total Number of Serviced Assets
     Oakwood Originated..................       39,273    51,566     67,120    89,411  111,351      99,878     117,673
     Acquired Portfolios.................        5,773     4,872      4,177     3,602    2,818       3,221       2,471
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
      30-59 Days.........................          350       601        835     1,171    2,345       1,445       1,560
      60-89 Days.........................           97       185        308       476      906         499         630
      90 Days or More....................          198       267        492       716    1,222       1,004       1,474
     Total Number of Assets Delinquent             645     1,053      1,635     2,363    4,473       2,948       3,664
     Acquired Portfolios.................
      30-59 Days.........................          127        63         66        90       75          72          32
      60-89 Days.........................           49        17         23        23       31          31          14
      90 Days or More....................           98        76         62        75       57          61          60
     Total Number of Assets Delinquent             274       156        151       188      163         164         106
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................       1.6%      2.0%        2.4%      2.6%      4.0%       3.0%        3.1%
     Acquired Portfolios.................       4.7%      3.2%        3.6%      5.2%      5.8%       5.1%        4.3%


(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

                                          LOAN LOSS/REPOSSESSION EXPERIENCE
                                               (DOLLARS IN THOUSANDS)



                                                      AT OR FOR THE FISCAL YEAR                    AT OR FOR THE SIX MONTHS
                                                            SEPTEMBER 30,                              ENDED MARCH 31,
                                     ------------------------------------------------------------ -------------------------
                                         1994       1995        1996        1997         1998         1998          1999
                                     ---------  ----------  ----------  -----------  -----------  -----------   -----------
Total Number of Serviced
     Assets (1).................         45,046      56,438     71,297      93,013      114,169      103,099       120,144
Average Number of Serviced
     Assets During Period.......         37,788      50,742     63,868      82,155      103,591       98,056       117,157
Number of Serviced
     Assets Repossessed.........          1,241       1,718      2,746       3,885        5,411        2,429         3,810
Serviced Assets Repossessed as a
     Percentage of Total Serviced
     Assets (2).................         2.75%      3.04%       3.85%      4.18%       4.74%        4.71%(6)      6.34%(6)
Serviced Assets Repossessed as a
     Percentage of Average Number
     of Serviced Assets.........         3.28%      3.39%       4.30%      4.73%       5.22%        4.95%(6)      6.50%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........      $701,875   $976,905   $1,409,467  $2,065,033   $2,978,235   $2,677,949    $3,663,991
     Acquired Portfolios........       $30,432    $30,235      $27,351     $22,943      $19,179     $20,088       $15,721
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......         $4,630      $7,303    $14,248     $26,872      $45,189      $19,767       $36,984
       Acquired Portfolios......           $203        $473       $592        $528         $220         $135          $105
     As a Percentage of Average
     Outstanding Principal Balance
     of Assets (3) (5)
       Oakwood Originated.......        0.66%      0.75%       1.01%       1.30%       1.52%        1.48%(6)      2.02%(6)
       Acquired Portfolios......        0.67%      1.56%       2.16%       2.30%       1.15%        1.34%(6)      1.34%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

         Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

FIXED RATE ASSETS:

                                GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                  NUMBER OF                                PERCENTAGE OF
                                 FIXED RATE     AGGREGATE SCHEDULED    FIXED RATE ASSET POOL
GEOGRAPHIC LOCATION                ASSETS        PRINCIPAL BALANCE             BY SPB
-------------------              ----------     -------------------    ----------------------
Alabama....................           263       $   10,319,228                 3.29%
Arizona....................           263           15,421,265                 4.92
Arkansas...................           148            5,930,396                 1.89
California.................            38            2,360,285                 0.75
Colorado...................            81            4,070,989                 1.30
Connecticut................             1               30,118                 0.01
Delaware...................            52            2,012,030                 0.64
Florida....................           180            7,631,975                 2.43
Georgia....................           361           14,643,691                 4.67
Idaho......................            91            5,197,072                 1.66
Illinois...................            10              349,139                 0.11
Indiana....................             9              263,136                 0.08
Iowa.......................             2               55,588                 0.02
Kansas.....................            72            3,117,201                 0.99
Kentucky...................           178            6,631,937                 2.11
Louisiana..................           274           10,912,854                 3.48
Maryland...................            22              876,928                 0.28
Massachusetts..............             1               36,480                 0.01
Michigan...................            63            3,305,969                 1.05
Minnesota..................             2               96,022                 0.03
Mississippi................           281           10,584,016                 3.37
Missouri...................           122            4,663,568                 1.49
Montana....................             2              169,714                 0.05
Nevada.....................            35            1,877,269                 0.60
New Jersey.................             5              261,041                 0.08
New Mexico.................           208            8,729,619                 2.78
New York...................             3              118,264                 0.04
North Carolina.............         1,523           60,150,066                19.17
Ohio.......................            85            3,232,359                 1.03
Oklahoma...................           121            4,987,707                 1.59
Oregon.....................            73            5,909,362                 1.88
Pennsylvania...............             5              164,089                 0.05
South Carolina.............           596           22,655,059                 7.22
South Dakota...............             1               49,556                 0.02
Tennessee..................           377           14,438,841                 4.60
Texas......................         1,187           49,771,100                15.87
Utah.......................            26            1,419,844                 0.45
Virginia...................           387           14,863,000                 4.74
Washington.................           129           11,570,173                 3.69
Washington DC..............             1               42,991                 0.01
West Virginia..............           129            4,366,667                 1.39
Wisconsin..................             2              121,889                 0.04
Wyoming....................             8              299,876                 0.10
                                 --------              -------               --------

   Total...................         7,417         $313,708,370               100.00%
                                    =====         ============               ======

(1) Based on the mailing address of the Obligor on the related Fixed Rate Asset as of the Cut-off Date.


                                    YEAR OF ORIGINATION OF FIXED RATE ASSETS (1)

                                 NUMBER OF         AGGREGATE              PERCENTAGE OF
                                FIXED RATE         SCHEDULED          FIXED RATE ASSET POOL
YEAR OF ORIGINATION               ASSETS        PRINCIPAL BALANCE             BY SPB
-------------------             ----------      -----------------     ----------------------
    1990.....................          1          $   31,413                  0.01%
    1991.....................          1              12,475                  0.00
    1993.....................          1              15,428                  0.00
    1995.....................          2              34,730                  0.01
    1996.....................          1              17,258                  0.01
    1997.....................          6             332,863                  0.11
    1998.....................        103           5,746,750                  1.83
    1999.....................      7,302         307,517,454                 98.03
                                   -----       -------------               -------

         Total...............      7,417        $313,708,370                100.00%
                                   =====        ============                ======

------------------
(1) The weighted average seasoning of the Fixed Rate Assets was approximately 2 months as of the Cut-off Date.


                                DISTRIBUTION OF ORIGINAL FIXED RATE ASSET AMOUNTS(1)

                                   NUMBER OF         AGGREGATE              PERCENTAGE OF
ORIGINAL FIXED RATE ASSET         FIXED RATE         SCHEDULED          FIXED RATE ASSET POOL
AMOUNT                              ASSETS        PRINCIPAL BALANCE             BY SPB
------                            ----------      -----------------     ----------------------
$   4,999 or less..............         16     $         61,340                 0.02%
$   5,000 - $    9,999.........         96             716,418                  0.23
$  10,000 - $  14,999..........        149           1,847,789                  0.59
$  15,000 - $  19,999..........        314           5,499,883                  1.75
$  20,000 - $  24,999..........        643          14,545,486                  4.64
$  25,000 - $  29,999..........        968          26,721,292                  8.52
$  30,000 - $  34,999..........      1,163          37,496,918                 11.95
$  35,000 - $  39,999..........        801          29,810,550                  9.50
$  40,000 - $  44,999..........        546          23,177,172                  7.39
$  45,000 - $  49,999..........        592          28,158,828                  8.98
$  50,000 - $  54,999..........        520          27,212,488                  8.67
$  55,000 - $  59,999..........        483          27,742,608                  8.84
$  60,000 - $  64,999..........        317          19,698,340                  6.28
$  65,000 - $  69,999..........        178          12,017,274                  3.83
$  70,000 - $  74,999..........        146          10,527,415                  3.36
$  75,000 - $  79,999..........        106           8,204,211                  2.62
$  80,000 - $  84,999..........         68           5,573,816                  1.78
$  85,000 - $  89,999..........         43           3,746,470                  1.19
$  90,000 - $  94,999..........         48           4,425,557                  1.41
$  95,000 - $  99,999..........         37           3,599,963                  1.15
$100,000 or more...............        183          22,924,554                  7.31
                                    ------      --------------              --------

     Total.....................      7,417        $313,708,370                100.00%
                                     =====        ============                ======

  (1) The highest original Fixed Rate Asset amount was $205,736, which represents approximately 0.07% of the aggregate principal balance of the Fixed Rate Assets at origination. The average original principal amount of the Fixed Rate Assets was approximately $42,296 as of the Cut-off Date.


                                            FIXED RATE ASSET RATES (1)

                                 NUMBER OF                                  PERCENTAGE OF
                                FIXED RATE      AGGREGATE SCHEDULED     FIXED RATE ASSET POOL
ASSET RATE                         ASSETS        PRINCIPAL BALANCE              BY SPB
----------                      ----------      -------------------     ----------------------
6.000% - 6.999%............           40          $  2,360,370                  0.75%
7.000% - 7.999%............          791            53,533,140                 17.06
8.000% - 8.999%...........           973            54,413,406                 17.35
9.000% -   9.999%..........          917            48,890,061                 15.58
10.000% - 10.999%..........          719            31,331,874                  9.99
11.000% - 11.999%..........        1,450            43,680,242                 13.92
12.000% - 12.999%..........        2,281            71,634,771                 22.83
13.000% - 13.999%..........          243             7,805,773                  2.49
14.000% - 14.999%..........            3                58,733                  0.02
                                   -----         -------------                ------

     Total.................        7,417          $313,708,370                100.00%
                                   =====          ============                ======


(1) The weighted average Fixed Rate Asset Rate was approximately 10.26% as of the Cut-off Date. This table reflects the Fixed Rate Asset Rates of the
    Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans.



                         REMAINING TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                                 NUMBER OF                                  PERCENTAGE OF
REMAINING TERM                  FIXED RATE      AGGREGATE SCHEDULED     FIXED RATE ASSET POOL
TO MATURITY                        ASSETS        PRINCIPAL BALANCE              BY SPB
---------------                 ----------     ---------------------    ----------------------
   1 -   60 months.........          125       $     1,015,625                  0.32%
  61 -   96 months.........          124             1,759,669                  0.56
  97 - 120 months..........          233             4,505,741                  1.44
121 - 156 months...........          328             7,245,738                  2.31
157 - 180 months...........          750            21,698,775                  6.92
181 - 216 months...........          148             4,469,607                  1.42
217 - 240 months...........        2,178            72,906,268                 23.24
241 - 300 months...........        1,337            58,721,144                 18.72
301 - 360 months...........        2,194           141,385,803                 45.07
                                   -----         -------------               -------

  Total....................        7,417          $313,708,370                100.00%
                                   =====          ============                ======

(1) The weighted average remaining term to maturity of the Fixed Rate Assets was approximately 293 months as of the Cut-off Date.


                          ORIGINAL TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                                 NUMBER OF                                  PERCENTAGE OF
ORIGINAL TERM                   FIXED RATE      AGGREGATE SCHEDULED     FIXED RATE ASSET POOL
TO MATURITY                        ASSETS        PRINCIPAL BALANCE              BY SPB
-------------                   ----------     --------------------     ----------------------
   1 -   60 months.........          124       $     1,001,755                  0.32%
  61 -   96 months.........          123             1,743,806                  0.56
  97 - 120 months..........          230             4,453,358                  1.42
121 - 156 months...........          329             7,265,221                  2.32
157 - 180 months...........          754            21,761,407                  6.94
181 - 216 months...........          146             4,401,687                  1.40
217 - 240 months...........        2,179            72,939,185                 23.25
241 - 300 months...........        1,338            58,756,147                 18.73
301 - 360 months...........        2,194           141,385,803                 45.07
                                   -----         -------------               -------

  Total....................        7,417          $313,708,370                100.00%
                                   =====          ============                ======

(1) The weighted average original term to maturity of the Fixed Rate Assets was approximately 295 months as of the Cut-off Date.


                        DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF FIXED RATE ASSETS(1)

                                    NUMBER OF                              PERCENTAGE OF
                                   FIXED RATE    AGGREGATE SCHEDULED   FIXED RATE ASSET POOL
LOAN-TO VALUE RATIO(2)                ASSETS      PRINCIPAL BALANCE            BY SPB
----------------------             ----------    -------------------   ----------------------
50%  or  less................            66        $   1,827,209                0.58%
51% - 55%....................            20              641,586                0.20
56% - 60%....................            27              863,730                0.28
61% - 65%....................            45            1,646,507                0.52
66% - 70%....................            92            3,645,058                1.16
71% - 75%....................           148            5,697,060                1.82
76% - 80%....................           281           10,695,896                3.41
81% - 85%....................           679           24,376,428                7.77
86% - 90%....................         1,493           56,841,825               18.12
91% - 95%....................         2,478          105,800,001               33.73
96% - 100%...................         2,088          101,673,072               32.41
                                      -----         ------------            --------

     Total...................         7,417         $313,708,370              100.00%
                                      =====         ============              ======

(1) The weighted average original Loan-to-Value Ratio of the Fixed Rate Assets was approximately 91.62% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:



ADJUSTABLE RATE ASSETS:
-----------------------
                                GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                   NUMBER OF                                PERCENTAGE OF
                                  ADJUSTABLE          AGGREGATE            ADJUSTABLE RATE
                                     RATE             SCHEDULED               ASSET POOL
GEOGRAPHIC LOCATION                 ASSETS        PRINCIPAL BALANCE             BY SPB
-------------------               -----------     -----------------        ---------------
Arizona....................             1           $     88,402               1.38%
Colorado...................             7                783,486              12.27
Georgia....................             1                 87,907               1.38
Idaho......................             2                230,971               3.62
Indiana....................             1                 92,449               1.45
Kansas.....................             2                193,187               3.03
Kentucky...................            13              1,039,490              16.28
New Mexico.................             2                182,618               2.86
North Carolina.............            12              1,060,710              16.61
Ohio.......................             2                156,485               2.45
Oklahoma...................             2                216,124               3.38
Oregon.....................             6                579,364               9.07
Tennessee..................             7                575,819               9.02
Texas......................             1                118,230               1.85
Utah.......................             1                 88,422               1.38
Virginia...................             3                244,970               3.84
Washington.................             5                646,911              10.13
                                      ---          -------------           --------

   Total...................            68             $6,385,546             100.00%
                                       ==             ==========             ======


(1) Based on the mailing address of the Obligor on the related Adjustable Rate Asset as of the Cut-off Date.

                                  YEAR OF ORIGINATION OF ADJUSTABLE RATE ASSETS (1)

                                  NUMBER OF                                PERCENTAGE OF
                                 ADJUSTABLE                               ADJUSTABLE RATE
                                    RATE       AGGREGATE SCHEDULED           ASSET POOL
YEAR OF ORIGINATION                ASSETS       PRINCIPAL BALANCE              BY SPB
-------------------              -----------   -------------------        ---------------
    1998.....................         18           $ 1,775,133               27.80%
    1999.....................         50             4,610,413               72.20
                                      --             ---------             -------

         Total...............         68            $6,385,546              100.00%
                                      ==            ==========              ======

------------------
(1) The weighted average seasoning of the Adjustable Rate Assets was approximately 3 months as of the Cut-off Date.



                               DISTRIBUTION OF ADJUSTABLE RATE ASSETS GROSS MARGINS(1)

                                  NUMBER OF                                PERCENTAGE OF
                                 ADJUSTABLE                               ADJUSTABLE RATE
                                    RATE       AGGREGATE SCHEDULED           ASSET POOL
GROSS MARGINS                      ASSETS       PRINCIPAL BALANCE              BY SPB
-------------                    ----------    -------------------        ----------------
3.250% - 3.500%............           10           $   913,361               14.30%
4.250% - 4.500%...........            58             5,472,185               85.70
                                      --           -----------             -------

         Total...............         68            $6,385,546              100.00%
                                      ==            ==========              ======

------------------
(1) The weighted average gross margin of the Adjustable Rate Assets was approximately 4.35% as of the Cut-off Date.



                               DISTRIBUTION OF ORIGINAL ADJUSTABLE RATE ASSET AMOUNTS(1)

                                                                                 PERCENTAGE OF
                                     NUMBER OF                                  ADJUSTABLE RATE
ORIGINAL ADJUSTABLE RATE ASSET    ADJUSTABLE RATE   AGGREGATE SCHEDULED           ASSET POOL
AMOUNT                                ASSETS         PRINCIPAL BALANCE               BY SPB
------                            ---------------   -------------------         ----------------
$  55,000 - $  59,999..........          1             $    55,244                  0.87%
$  60,000 - $  64,999..........          1                  64,816                  1.02
$  65,000 - $  69,999..........          2                 138,741                  2.17
$  70,000 - $  74,999..........          9                 645,307                 10.11
$  75,000 - $  79,999..........          5                 391,631                  6.13
$  80,000 - $  84,999..........          8                 651,800                 10.21
$  85,000 - $  89,999..........          8                 700,414                 10.97
$  90,000 - $  94,999..........          4                372,566                   5.83
$  95,000 - $  99,999..........          5                 485,009                  7.60
$100,000 or more...............         25               2,880,019                 45.10
                                      ----            ------------              --------

     Total.....................         68              $6,385,546                100.00%
                                      ====              ==========                ======


(1) The highest original Adjustable Rate Asset amount was $165,401, which represents approximately 2.59% of the aggregate principal balance of the Adjustable Assets at origination. The average original principal amount of the Adjustable Rate Assets was approximately $93,905 as of the Cut-off Date.


                                      ADJUSTABLE RATE CURRENT ASSET RATES (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
CURRENT                          ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
ASSET RATE                           ASSETS          PRINCIPAL BALANCE              BY SPB
----------                       ---------------    -------------------        ---------------
6.000% - 6.999%............           11             $    1,099,319               17.22%
7.000% - 7.999%...........            43                  3,843,004               60.18
8.000% - 8.999%...........            14                  1,443,223               22.60
                                      --            ---------------            --------

     Total.................           68             $    6,385,546              100.00%
                                      ==             ==============              ======

(1) The weighted average Adjustable Rate Asset Rate was approximately 7.38% as of the Cut-off Date. This table reflects the Asset Rates of the Adjustable Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Adjustable Rate Loans.

                       REMAINING TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
REMAINING TERM                   ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
TO MATURITY                          ASSETS          PRINCIPAL BALANCE              BY SPB
-----------                      ---------------    -------------------        ---------------
217 - 240 months...........            2                $   143,014                2.24%
241 - 300 months...........            3                    252,836                3.96
301 - 360 months...........           63                  5,989,696               93.80
                                      --                  ---------               -----

  Total....................           68                 $6,385,546              100.00%
                                      ==                 ==========              ======

(1) The weighted average remaining term to maturity of the Adjustable Assets was approximately 352 months as of the Cut-off Date.


                       ORIGINAL TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
ORIGINAL TERM                    ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
TO MATURITY                          ASSETS          PRINCIPAL BALANCE              BY SPB
-----------                      ---------------    -------------------        ---------------
240 months.................            2                $   143,014                2.24%
300 months.................            3                    252,836                3.96
360 months.................           63                  5,989,696               93.80
                                      --                  ---------               -----

  Total....................           68                 $6,385,546              100.00%
                                      ==                 ==========              ======

(1) The weighted average original term to maturity of each Adjustable Asset was 355 months as of the Cut-off Date.


                    DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ADJUSTABLE RATE ASSETS(1)

                                     NUMBER OF                                  PERCENTAGE OF
                                     ADJUSTABLE                                ADJUSTABLE RATE
                                        RATE       AGGREGATE SCHEDULED            ASSET POOL
LOAN-TO VALUE RATIO(2)                 ASSETS       PRINCIPAL BALANCE               BY SPB
----------------------               ----------    -------------------         ---------------
66% - 70%....................             2             $  192,402                 3.01%
71% - 75%....................             2                185,074                 2.90
76% - 80%....................             4                315,168                 4.94
81% - 85%....................             4                380,379                 5.96
86% - 90%....................             3                295,818                 4.63
91% - 95%....................            11                971,808                15.22
96% - 100%...................            42              4,044,897                63.34
                                        ---             ----------             --------

     Total...................            68             $6,385,546               100.00%
                                         ==             ==========               ======

(1) The weighted average original Loan-to-Value Ratio of the Adjustable Assets was approximately 93.92% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:

                     DISTRIBUTION OF NEXT CONTRACT RATE CHANGE DATE OF ADJUSTABLE RATE ASSETS

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
NEXT CONTRACT RATE               ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
CHANGE DATE                           ASSETS         PRINCIPAL BALANCE              BY SPB
-----------                      ---------------    -------------------        ---------------
August 1, 1999.............             1              $     99,552                1.56%
December 1, 1999...........             1                    77,512                1.21
January 1, 2000............             8                   751,860               11.77
February 1, 2000...........            10                 1,071,724               16.78
March 1, 2000..............             8                   794,108               12.44
April 1, 2000..............            21                 1,938,072               30.35
May 1, 2000................            13                 1,161,104               18.18
June 1, 2000...............             6                   491,614                7.70
                                      ---              ------------            --------

  Total....................            68                $6,385,546              100.00%
                                       ==                ==========              ======



                                           MHP PREPAYMENT SENSITIVITIES


                                     0% MHP                100% MHP              150% MHP
                                     ------                --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Class A-1                   6.23      06/09        1.86      02/03       1.38      02/02
        Class A-2                   9.96      06/09        8.04      06/09       7.03      06/09
        Class M-1                   9.96      06/09        9.65      06/09       8.91      06/09
        Class M-2                   9.96      06/09        9.65      06/09       8.91      06/09
        Class B-1                   9.96      06/09        9.24      06/09       7.54      06/09

        TO MATURITY
        Class A-1                   6.28      04/10        1.86      02/03       1.38      02/02
        Class A-2                  18.76      08/27       10.97      02/24       8.81      03/22
        Class M-1                  21.90      08/27       14.36      02/24      11.79      03/22
        Class M-2                  21.90      08/27       14.36      02/24      11.79      03/22
        Class B-1                  21.90      08/27       12.21      02/24       7.64      03/22



                                    200% MHP               250% MHP              300% MHP
                                    --------               --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Class A-1                   1.10      08/01        0.92      04/01       0.79      01/01
        Class A-2                   6.13      06/09        5.19      06/09       4.39      06/09
        Class M-1                   8.17      06/09        7.83      06/09       7.49      06/09
        Class M-2                   8.17      06/09        7.83      06/09       7.49      06/09
        Class B-1                   6.21      09/07        5.90      01/07       5.67      07/06

        TO MATURITY
        Class A-1                   1.10      08/01        0.92      04/01       0.79      01/01
        Class A-2                   7.12      04/20        5.69      11/18       4.60      02/18
        Class M-1                   9.86      04/20        8.93      11/18       8.12      02/18
        Class M-2                   9.86      04/20        8.93      11/18       8.12      02/18
        Class B-1                   6.21      09/07        5.90      01/07       5.67      07/06



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                         [Banc of America Secuties Logo]
--------------------------------------------------------------------------------


ABS NEW ISSUE TERM SHEET

$299,286,000 CERTIFICATES (APPROXIMATE)

MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
PASS-THROUGH CERTIFICATES, SERIES 1999-C

CLASSES A-1, A-2, M-1, M-2, B-1 AND B-2

OAKWOOD MORTGAGE INVESTORS, INC.,
DEPOSITOR
OAKWOOD ACCEPTANCE CORPORATION,
SERVICER

JUNE 23, 1999


                                 [Oakwood Logo]


--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

SUBJECT TO REVISION
SERIES TERM SHEET DATED JUNE 23, 1999



                                  $299,286,000
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
[Oakwood Logo]                      Servicer
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1999-C


Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Oakwood Mortgage Investors, Inc. Senior/Subordinated Pass-Through Certificates, Series 1999-C. The Series Term Sheet has been prepared by Oakwood Mortgage Investors, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, Banc of America Securities LLC, First Union Capital Markets Corp. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO THE PASS-THROUGH CERTIFICATES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.

Credit Suisse First Boston
                      Banc of America Securities LLC
                                              First Union Capital Markets Corp.

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1999-C POOLING AND SERVICING AGREEMENT (INCLUDING THE MAY 1999 EDITION TO THE STANDARD TERMS) TO BE DATED AS OF JUNE 1, 1999, AMONG OAKWOOD MORTGAGE INVESTORS, INC., AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE.

   The Offered Certificates........................
       -----------------------------------------------------------------------------------------------------------------------------
                                                                    Average                 Modified
                      Principal                     S&P/ Fitch       Life                   Duration    First          Last
          Class       Amount(1)      Description    Ratings(2)     (yrs)(3)      Coupon    (yrs) (3)    Pay(3)        Pay(3)
       -----------------------------------------------------------------------------------------------------------------------------
        A-1       $  72,200,000    Senior SEQ        AAA / AAA       1.10        . %(4)       1.03       7/99          8/01
        A-2       $174,270,000     Senior SEQ        AAA / AAA       6.13      . %(5) (6)     4.57       8/01          6/09
        M-1       $  20,808,000    Mezzanine          AA / AA        8.17      . %(5) (6)     5.71       1/04          6/09
        M-2       $  16,004,000    Mezzanine           A / A         8.17      . %(5) (6)     5.56       1/04          6/09
        B-1       $  16,004,000    Subordinate      BBB / BBB-       6.21      . %(5) (6)     4.49       1/04          9/07
       -----------------------------------------------------------------------------------------------------------------------------


                                            (1)  The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.
                                            (2)  It is a condition to the issuance of the Certificates that they be rated as above.
                                                 A security rating is not a recommendation to buy, sell or hold securities and may be object to revision of withdrawal at any time by the assigning rating organization.
                                            (3)  Assumed that the Optional Termination is exercised on the June 2009 Distribution
                                                 Date. Data run at a prepayment speed of 200% MHP.
                                            (4)  Based on One-Month LIBOR and subject to a cap of the Weighted Average Net Asset
                                                 Rate for the related Distribution Date. Computed on the basis of a 360-day year and the actual number of days in each Interest Accrual Period.
                                            (5)  Computed on the basis of a 360-day year of twelve 30-day months.
                                            (6)  The lesser of (i) specified rate per annum, or (ii) the Weighted Average Net Asset
                                                 Rate for the related Distribution Date.

   Class Designations
      CLASS A CERTIFICATES...................Class.A-1 and Class A-2 Certificates.

      CLASS M CERTIFICATES...................Class.M-1 and Class M-2 Certificates.

      CLASS B CERTIFICATES...................Class B-1 and Class B-2 Certificates.

      SUBORDINATED CERTIFICATES..............Class M, Class B, Class X and Class R Certificates.

      OFFERED CERTIFICATES...................Class.A, Class M and Class B-1 Certificates.

      OFFERED SUBORDINATED CERTIFICATES......Class M and Class B-1 Certificates.

   Other Certificates........................The Class B-2, Class X and Class R Certificates are not being offered hereby. The Class
                                             B-2 Certificates are expected to be sold in a private placement at or around the
                                             Closing Date, and will be acquired in the interim by an affiliate of the Company. The
                                             Class X and Class R Certificates are expected to be sold initially to related entities of the Company, which may offer them in the future in one or more privately negotiated transactions. The Class B-2 Certificates will have an initial Certificate Principal
                                             Balance of approximately $20,807,916.

   Denominations.............................The Offered Certificates will be Book-Entry Certificates only, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

   Cut-off Date..............................June.1, 1999.

   Distribution Dates........................The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day) commencing in July 1999 (each, a "Distribution Date").

   Record Date...............................With.respect to each Distribution Date, the close of business on the last business day of the month preceding the month in which such Distribution Date occurs (each, a
                                             "Record Date").

   Interest Accrual Period...................With. respect to each Distribution Date, (i) for the Class A-1 Certificates, the period commencing on the 15th day of the preceding month through the 14th day of the month in which such Distribution Date occurs (except that the first Interest Accrual Period for the Class A-1 Certificates will be the period from the


[Banc of America Securities Logo]

------------------------------------------------------------------------------------------------------------------------------------
This page must be accompanied by the disclaimer on the back page of these materials. If you did not receive such a disclaimer please contact your Financial Advisor at Banc of America Securities LLC.


                                             Closing Date through July 14th, 1999), and (ii) for all other Classes of the Offered
                                             Certificates, the calendar month preceding the month in which the Distribution Date occurs (each, an "Interest Accrual Period").

   Distributions.............................The "Available Distribution Amount" for a Distribution Date generally will include
                                             (1)(a) Monthly Payments of principal and interest due on the Assets during the related
                                             Collection Period, to the extent such payments were actually collected from the
                                             Obligors or advanced by the Servicer and (b) unscheduled payments received with respect to the Assets during the related Prepayment Period, including Principal Prepayments, proceeds of repurchases, Net Liquidation Proceeds and Net Insurance Proceeds, less
                                             (2)(a) amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the Agreement, (b) amounts required to reimburse the Company or the
                                             Servicer for certain reimbursable expenses in accordance with the Agreement, (c)
                                             amounts required to reimburse any party for an overpayment of a Repurchase Price for an
                                             Asset in accordance with the Agreement, (d) the Interest Deficiency Amount or portion thereof, if any, paid from collections on the Preceding Distribution Date, and (e)(i)
                                             if Oakwood is not the Servicer, Servicing Fees for the related Collection Period; (ii)
                                             if Oakwood is the Servicier, 50% of the Servicing Fee for the related Collection Period for Distribution Dates prior to June 2009, and on and after the June 2009 Distribution
                                             Date, none of the Servicing Fees for the related Collection Period.

                                             Principal distributions to Class A will, in general, be allocated sequentially to the
                                             Class A Certificates in order of their numerical designations. Principal distributions to Class M will be allocated pro rata between the Class M-1 and the Class M-2
                                             Certificates. Principal distributions to Class B will be allocated sequentially to the
                                             Class B-1 and the Class B-2 Certificates, except that prior to the June 2009
                                             Distribution Date, the Class B-2 Principal Distribution Amount will be distributed pro rata among Class A, Class M and Class B-1 Certificates. Prior to the Cross-over Date or on any Distribution Date as of which the Principal Distribution Tests are not met, principal will be allocated solely to the Class A Certificates.

                                             No principal will be distributable to the Class B-2 Certificateholders until the June
                                             2009 Distribution Date (unless the aggregate principal balance of the outstanding
                                             Assets are less than the Class B-2 Certificate balance). The Class B-2 Certificates will receive principal distributions equal to all amounts otherwise distributable in accordance with "Priority of Distributions" below after distributions on the Offered
                                             Certificates if the Class B-2 Certificates are outstanding on or after the June 2009
                                             Distribution Date.

                                             If an Interest Deficiency Event occurs on any Distribution Date with respect to the
                                             Class M-1, Class M-2 or Class B-1 Certificates, collections received after the end of the related Collection Period and prior to such Distribution Date will be applied, up to a limited amount determined by the Rating Agencies, to remedy such deficiency in order of Class seniority. Any remaining deficiency will be carried forward as shortfall for the next Distribution Date. "Interest Deficiency Event" means, with respect to the
                                             Class M-1, Class M-2 or Class B-1 Certificates and a Distribution Date, that after distribution of the Available Distribution Amount in the order of priority set forth below under "Priority of Distributions," there remains unpaid any of the Interest
                                             Distribution Amount, Carryover Interest Distribution Amount, Writedown Interest
                                             Distribution Amount or Carryover Writedown Interest Distribution Amount for such Class and Distribution Date (the "Interest Deficiency Amount").

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                                              Distributions will be made on each Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of Certificates will be allocated among the Certificates of such Class in proportion to their respective percentage interests.

   Priority of Distributions..................On.each Distribution Date the Available Distribution Amount will be distributed in the following amounts and in the following order of priority:

                                              (1) first, concurrently, to each Class of the Class A Certificates (a) first, the related Interest Distribution Amount for such Distribution Date with the Available
                                              Distribution Amount being allocated among such Classes pro rata based on their respective Interest Distribution Amounts and (b) second, the related Carryover
                                              Interest Distribution Amount, if any, for such Distribution Date, in each case with the Available Distribution Amount being allocated among the Classes of Class A
                                              Certificates pro rata based on their respective Carryover Interest Distribution
                                              Amounts;

                                              (2) second, to the Class M-1 Certificates, (a) first, the related Interest
                                              Distribution Amount for such Distribution Date and (b) second, the related Carryover
                                              Interest Distribution Amount, if any, for such Distribution Date;

                                              (3) third, to the Class M-2 Certificates, (a) first, the related Interest Distribution
                                              Amount for such Distribution Date and (b) second, the related Carryover Interest
                                              Distribution Amount, if any, for such Distribution Date;

                                              (4) fourth, to the Class B-1 Certificates, (a) first, the related Interest
                                              Distribution Amount for such Distribution Date and (b) second, the related Carryover
                                              Interest Distribution Amount, if any, for such Distribution Date;

                                              (5) fifth, concurrently, to each Class of the Class A Certificates, the related
                                              Principal Distribution Shortfall Carryover Amount for each such Class, if any, for such Distribution Date; allocated among the Class A Certificates pro rata based on their respective Principal Distribution Shortfall Carryover Amounts;

                                              (6) sixth, to the Class A-1 Certificates and the Class A-2 Certificates, the Class A
                                              Principal Distribution Amount, allocated in the following sequential order: (i) first, to the Class A-1 Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero; and (ii) second, to the Class A-2
                                              Certificates in reduction of the Certificate Principal Balance of such Class, until it has been reduced to zero; PROVIDED, HOWEVER, that on any Distribution Date on which the Pool Scheduled Principal Balance is less than the aggregate Certificate Principal
                                              Balance of the Class A Certificates immediately prior to such Distribution Date, the
                                              Class A Principal Distribution Amount will be allocated among the Class A Certificates
                                              PRO RATA based upon their respective Certificate Principal Balances;

                                              (7) seventh, to the Class M-1 Certificates, (a) first, any related Writedown Interest
                                              Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                              Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                                              Principal Distribution Amount until the Class M-1 Certificate Principal Balance is reduced to zero;

                                              (8) eighth, to the Class M-2 Certificates, (a) first, any related Writedown Interest
                                              Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                              Writedown Distribution Amount for such Distribution Date, (c) third,

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                                              any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related Principal Distribution Amount until the Class M-2 Certificate Principal
                                              Balance is reduced to zero;

                                              (9) ninth, to the Class B-1 Certificates, (a) first, any related Writedown Interest
                                              Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                              Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related
                                              Principal Distribution Amount until the Class B-1 Certificate Principal Balance is reduced to zero;

                                              (10) tenth, to the Class B-2 Certificates, (a) first, the related Interest
                                              Distribution Amount for such Distribution Date and (b) second, the related Carryover
                                              Interest Distribution Amount, if any, for such Distribution Date;

                                              (11) eleventh, to the Class B-2 Certificates, (a) first any related Writedown Interest
                                              Distribution Amount for such Distribution Date, (b) second, any related Carryover
                                              Writedown Interest Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, (d) fourth, any related
                                              Principal Distribution Amount, and (e) fifth, the Class B-2 Accelerated Principal
                                              Distribution Amount for such Distribution Date, until the Class B-2 Certificate
                                              Principal Balance is reduced to zero;

                                              (12) twelfth, to the Servicer, the following amounts in sequential order: (i) as long as Oakwood is the Servicer, 50% of the Servicing Fee with respect to any Distribution
                                              Date prior to June 2009, otherwise 100% of the Servicing Fee with respect to any
                                              Distribution Date; and (ii) any Servicing Fees from previous Distribution Dates remaining unpaid;

                                              (13) thirteenth, to the Class X Certificates, in the following sequential order: (i)
                                              the current Class X Strip Amount; and (ii) any Class X Strip Amounts from previous
                                              Distribution Dates remaining unpaid; and

                                              (14) finally, any remainder to the Class R Certificates.

                                              The primary credit support for the Class A Certificates is the subordination of the
                                              Subordinated Certificates; for the Class M-1 Certificates is the subordination of the
                                              Class M-2, Class B, Class X and Class R Certificates; for the Class M-2 Certificates
                                              is the subordination of the Class B, Class X and Class R Certificates; and for the
                                              Class B-1 Certificates is the subordination of the Class B-2, Class X and Class R
                                              Certificates.

   Cross-over Date............................The later to occur of (a) the Distribution Date occurring in January 2004 or (b) the first Distribution Date on which the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the sum of the Adjusted Certificate
                                              Principal Balance of the Subordinated Certificates and the Overcollateralization
                                              Amount for such Distribution Date and the denominator of which is the Pool Scheduled
                                              Principal Balance on such Distribution Date, equals or exceeds 1.75 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted Certificate Principal Balance of the
                                              Subordinated Certificates and the denominator of which is the Pool Scheduled Principal
                                              Balance on the Cut-off Date.

   Performance Test...........................The Average 60-Day Delinquency Ratio is less than or equal to 6%, the Current
                                              Realized Loss Ratio is less than or equal to 3.25%; and the Cumulative Realized Losses are less than or equal to the percentage of the Aggregate Cut-off Date

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                                              Pool Principal Balance set forth below:

                                                           7% January 2004 through June 2005,
                                                           8% July 2005 through June 2006,
                                                           9.5% July 2006 through December 2007, and
                                                           10.5% thereafter.

   Allocation of Writedown Amounts............The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate Principal Balance of all Certificates, after all distributions have been made on the Certificates on such Distribution Date, exceeds the Pool Scheduled Principal Balance of the Assets for the next Distribution Date. The
                                              Writedown Amount will be allocated among the Classes of Subordinated Certificates in the following order of priority:

                                              (1)   first, to the Class B-2 Certificates, to be applied in reduction of the
                                                    Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

                                              (2)   second, to the Class B-1 Certificates, to be applied in reduction of the
                                                    Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

                                              (3)   third, to the Class M-2 Certificates, to be applied in reduction of the
                                                    Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; and

                                              (4)   fourth, to the Class M-1 Certificates, to be applied in reduction of the
                                                    Adjusted Certificate Principal Balance of such Class until it has been reduced to zero.

   Advances...................................For.each Distribution Date, the Servicer will be obligated to make an advance (a "P&I
                                              Advance") in respect of any delinquent Monthly Payment that will, in the Servicer's judgement, be recoverable from late payments on or Liquidation Proceeds from such
                                              Asset. The Servicer will also be obligated to make Advances ("Servicing Advances" and, together with P&I Advances, "Advances") in respect of Liquidation Expenses and certain taxes and insurance premiums not paid by an Obligor on a timely basis, to the extent the Servicer deems such Servicing Advances recoverable out of Liquidation Proceeds or from subsequent collections. P&I Advances and Servicing Advances are reimbursable to the Servicer under certain circumstances. In addition, the Servicer is obligated under certain circumstances to pay Compensating Interest with respect to any Asset that prepays on a date other than on a Due Date for such Asset.

   Final Scheduled Distribution Dates.........Based on the assumptions that (i) there are no defaults, prepayments or delinquencies with respect to payments due on the Assumed Contract Characteristics, and (ii) the
                                              optional termination right is not exercised by the Servicer, the Final Scheduled
                                              Distribution Dates for each of the Classes are set forth below. The actual final
                                              Distribution Date for each Class may occur earlier than the Final Schedule
                                              Distribution Dates. In the event of large losses and delinquencies on the Contracts, however, the actual payment on certain of the subordinate classes of Certificates may occur later than the Final Scheduled Distribution Dates and in certain scenarios, holders of such classes may incur a loss on their investment.

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                                                                                              Final Scheduled
                                                                                             Distribution Dates

                                            Class A-1 Certificates..........                 April 15, 2010
                                            Class A-2 Certificates..........                 August 15, 2027
                                            Class M-1 Certificates..........                 August 15, 2027
                                            Class M-2 Certificates..........                 August 15, 2027
                                            Class B-1 Certificates..........                 August 15, 2027

   Optional Termination.......................The Servicer at its option and subject to the limitations imposed by the Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all other property in the Trust Estate on any Distribution Date occurring on or after the later of (i) the Distribution Date in June 2009, and (ii) the date on which the amount of outstanding assets falls to a level at which, in the reasonable opinion of the Servicer, the cost of servicing those assets becomes burdensome.

   Auction Sale...............................If the Servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets then outstanding and all other property in the Trust Estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to
                                              Certificateholders.

   The Assets.................................The Trust will consist of (1) fixed and adjustable rate manufactured housing installment sales contracts (collectively, the "Contracts") secured by security interests in manufactured homes, as defined herein (the "Manufactured Homes"), and with respect to certain of the Contracts ("Land Secured Contracts"), secured by liens on the real estate on which the related Manufactured Homes are located, and (2)
                                              mortgage loans secured by first liens on the real estate to which the related
                                              Manufactured Homes are deemed permanently affixed (the "Mortgage Loans," and together with the Contracts, the "Assets"). The Asset Pool consists of 7,485 Assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of $320,093,916.36.

                                              FIXED RATE ASSETS
                                              As of the Cut-off Date, 7,417 Assets, aggregating $313,708,370.34 are secured by fixed rate Assets ("Fixed Rate Assets"). As of the Cut-off Date, approximately 16.32% of the
                                              Assets are Mortgage Loans and approximately 1.03% of the Assets are Land Secured
                                              Contracts. Based on Cut-off Date Pool Scheduled Principal Balance, approximately
                                              79.76% of the Fixed Rate Assets are secured by Manufactured Homes which were new, approximately 1.80% of the Fixed Rate Assets are secured by Manufactured Homes which were used, approximately 16.30% of the Fixed Rate Assets are secured by Manufactured
                                              Homes which were repossessed and approximately 2.14% of the Fixed Rate Assets are secured by Manufactured Homes which were transferred. As of the Cut-off Date, the
                                              Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties (or Real
                                              Properties, in the case of Land Secured Contracts) located in 42 states and District of Columbia, and approximately 19.17% and 15.87% of the Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties located in North Carolina and Texas, respectively (based on the mailing addresses of the Obligors on the Assets as of the
                                              Cut-off Date). Each Fixed Rate Asset bears interest at an annual percentage rate (an
                                              "APR") of at least 6.90% and not more than 14.50%. The weighted averaged APR of the
                                              Fixed Rate Assets as of the Cut-off Date is approximately 10.26%. The Fixed Rate
                                              Assets have remaining terms to maturity as of the Cut-off Date of at least 10 months but not more than 360 months and original terms



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                                              to stated maturity of at least 12 months but not more than 360 months. As of the
                                              Cut-off Date, the Fixed Rate Assets had a weighted average original term to stated
                                              maturity of approximately 295 months, and a weighted average remaining term to stated
                                              maturity of approximately 293 months. The Fixed Rate Assets have Loan-to-Value Ratio as of the Cut-off Date of at least 8.22% but not more than 100.00%. As of the Cut-off
                                              Date, the Fixed Rate Assets had a weighted average Loan-to-Value Ratio of approximately 91.62%. The final scheduled payment date on the Fixed Rate Asset with the latest maturity occurs in June 2029.

                                              ADJUSTABLE RATE ASSETS
                                              As of the Cut-off Date, 68 Assets aggregating $6,385,546.02, are secured by adjustable rate Assets ("Adjustable Rate Assets"). As of the Cut-off Date, all Adjustable Rate
                                              Assets are Mortgage Loans secured by Manufactured Homes which were new. As of the
                                              Cut-off Date, the Adjustable Rate Assets were secured by Mortgaged Properties located in 17 states, and approximately 16.61%, 16.28%, 12.27% and 10.13% of the Adjustable
                                              Assets were secured by Mortgaged Properties located in North Carolina, Kentucky,
                                              Colorado and Washington, respectively (based on the mailing addresses of the Obligors on the Assets as of the Cut-off Date). Each Adjustable Rate Asset bears interest at an annual percentage rate (an "APR") of at least 6.125% and not more than 8.50%. The weighted averaged APR of the Adjustable Rate Assets as of the Cut-off Date is
                                              approximately 7.38%. The Adjustable Rate Assets have remaining terms to maturity as of the Cut-off Date of at least 239 months but not more than 360 months and original terms to stated maturity of at least 240 months but not more than 360 months. As of the Cut-off Date, the Adjustable Rate Assets had a weighted average original term to stated maturity of 355 months, and a weighted average remaining term to stated
                                              maturity of approximately 352 months. The Adjustable Rate Assets have Loan-to-Value
                                              Ratio as of the Cut-off Date of at least 67.20% but not more than 100.00%. As of the
                                              Cut-off Date, the Adjustable Rate Assets had a weighted average Loan-to-Value Ratio of approximately 93.92%. All Adjustable Rate Assets adjust annually based on the monthly average yield on United States treasury securities adjusted to a constant maturity of one year. All Adjustable Rate Assets have annual caps of 2%. The weighted average lifetime cap of the Adjustable Rate Assets as of the Cut-off Date is approximately
                                              13%. The Adjustable Rate Assets have gross margins as of the Cut-off Date of at least
                                              3.25% but not more than 4.50%. The weighted average gross margin of the Adjustable
                                              Rate Assets as of the Cut-off Date is approximately 4.35%. The final scheduled payment date on the Adjustable Rate Asset with the latest maturity occurs in June 2029.

                                              The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgaged Property.

    Certain Federal Income Tax
      Consequences............................For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment conduits (each, a"REMIC"). The Class A, Class M, Class
                                              B and Class X Certificates will constitute "regular interests" in a REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of
                                              "residual interests" in each REMIC for federal income tax purposes. .

   Recent Developments........................Oakwood  Homes,  the  parent  corporation  of both  Oakwood  Acceptance  and  Oakwood
                                              Mortgage,  announced on June 18, 1999 that its board of  directors  will be exploring strategic  alternatives  to enhance  shareholder  value including a merger or sale of
                                              Oakwood  Homes.  The board of directors  stated that Oakwood  Homes'  management  was pursuing the  possibility of a management led buyout.  Discussion of these matters is preliminary,  and there can be no

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                                              assurance that a transaction will result. Oakwood Homes' board of directors will engage a financial advisor to advise it in its consideration of strategic alternatives.

                                              During November and December, 1998, Oakwood Homes and some of its officers and directors were named as defendants in lawsuits filed on behalf of purchasers of
                                              Oakwood Homes' common stock between April 11, 1997 and July 21, 1998. These suits were filed in the United States District Court for the Middle District of North Carolina
                                              and in the United States District Court for the Eastern District of Arkansas. They
                                              allege violations of the Exchange Act in the statements made by Oakwood Homes concerning its business and financial operations. Oakwood Homes intends to defend these suits vigorously. Oakwood Mortgage believes that these lawsuits will not adversely affect payments to be made on your certificates.

   ERISA Considerations.......................Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income Security Act of 1974,
                                              as amended ("ERISA"), or corresponding provisions of the Code (any of the foregoing, a
                                              "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan
                                              ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered Certificates could give rise to a transaction that is prohibited either under ERISA or the Code.

                                              BECAUSE THE OFFERED SUBORDINATED CERTIFICATES ARE SUBORDINATED SECURITIES, THEY WILL
                                              NOT SATISFY THE REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION EXEMPTIONS. AS A
                                              RESULT, THE PURCHASE OR HOLDING OF ANY OF THE OFFERED SUBORDINATED CERTIFICATES BY A
                                              PLAN INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION OR RESULT IN THE
                                              IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES. ACCORDINGLY, NONE OF THE OFFERED
                                              SUBORDINATED CERTIFICATES ARE OFFERED FOR SALE, AND ARE NOT TRANSFERABLE, TO A PLAN
                                              INVESTOR, UNLESS SUCH PLAN INVESTOR PROVIDES THE SELLER AND THE TRUSTEE WITH A BENEFIT
                                              PLAN OPINION, OR THE CIRCUMSTANCES DESCRIBED IN CLAUSE (II) BELOW ARE SATISFIED.
                                              UNLESS SUCH OPINION IS DELIVERED, EACH PERSON ACQUIRING AN OFFERED SUBORDINATED
                                              CERTIFICATE WILL BE DEEMED TO REPRESENT TO THE TRUSTEE, THE SELLER AND THE SERVICER
                                              THAT EITHER (I) SUCH PERSON IS NOT A PLAN INVESTOR SUBJECT TO ERISA OR SECTION 4975 OF
                                              THE CODE, OR (II) SUCH PERSON IS AN INSURANCE COMPANY THAT IS PURCHASING AN OFFERED
                                              SUBORDINATED CERTIFICATE WITH FUNDS FROM ITS "GENERAL ACCOUNT" AND THE PROVISIONS OF
                                              PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 WILL APPLY TO EXEMPT THE PURCHASE,
                                              HOLDING AND RESALE OF SUCH CERTIFICATE, AND TRANSACTIONS IN CONNECTION WITH THE
                                              SERVICING, OPERATION AND MANAGEMENT OF THE TRUST FROM THE PROHIBITED TRANSACTION RULES
                                              OF ERISA AND THE CODE.

   Legal Investment Considerations............The.Class A and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984
                                              ("SMMEA").

                                              THE CLASS M-2 AND CLASS B-1 CERTIFICATES ARE NOT "MORTGAGE RELATED SECURITIES" FOR
                                              PURPOSES OF SMMEA BECAUSE SUCH CERTIFICATES ARE NOT RATED IN ONE OF THE TWO HIGHEST
                                              RATING CATEGORIES BY A NATIONALLY RECOGNIZED RATING AGENCY.


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DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.

                                             ASSET SERVICING PORTFOLIO
                                              (DOLLARS IN THOUSANDS)


                                                           AT SEPTEMBER 30,                                MARCH 31,
                                     -------------------------------------------------------------- ---------------------
                                         1994       1995        1996         1997          1998         1998         1999
                                     ---------  ----------  -----------  -----------   -----------  -----------  --------
Total Number of Serviced Assets
     Oakwood Originated..........        39,273     51,566      67,120       89,411     111,351       99,878      117,673
     Acquired Portfolios.........         5,773      4,872       4,177        3,602       2,818        3,221        2,471
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........      $757,640 $1,130,378  $1,687,406   $2,499,794    $3,536,657    $2,937,886   $3,874,548
     Acquired Portfolios.........       $85,227    $70,853     $57,837      $47,027       $35,882       $40,919      $30,532
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........        $19.3      $21.9       $25.1        $28.0          $31.8        $29.4        $32.9
     Acquired Portfolios.........        $14.8      $14.5       $13.8        $13.1          $12.7        $12.7        $12.4
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........        12.2%      12.0%       11.5%        11.0%         10.8%        11.0%        10.7%
     Acquired Portfolios.........        11.0%      11.3%       11.2%        11.1%         11.0%        11.1%        10.9%


                                            DELINQUENCY EXPERIENCE (1)
                                              (DOLLARS IN THOUSANDS)


                                                              AT SEPTEMBER 30,                            MARCH 31,
                                             --------------------------------------------------- --------------------
                                                 1994      1995       1996      1997       1998      1998        1999
                                             --------  --------   --------  --------   --------  --------    --------
Total Number of Serviced Assets
     Oakwood Originated..................       39,273    51,566     67,120    89,411  111,351      99,878     117,673
     Acquired Portfolios.................        5,773     4,872      4,177     3,602    2,818       3,221       2,471
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
      30-59 Days.........................          350       601        835     1,171    2,345       1,445       1,560
      60-89 Days.........................           97       185        308       476      906         499         630
      90 Days or More....................          198       267        492       716    1,222       1,004       1,474
     Total Number of Assets Delinquent             645     1,053      1,635     2,363    4,473       2,948       3,664
     Acquired Portfolios.................
      30-59 Days.........................          127        63         66        90       75          72          32
      60-89 Days.........................           49        17         23        23       31          31          14
      90 Days or More....................           98        76         62        75       57          61          60
     Total Number of Assets Delinquent             274       156        151       188      163         164         106
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................       1.6%      2.0%        2.4%      2.6%      4.0%       3.0%        3.1%
     Acquired Portfolios.................       4.7%      3.2%        3.6%      5.2%      5.8%       5.1%        4.3%


(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months).
    Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.

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



                                          LOAN LOSS/REPOSSESSION EXPERIENCE
                                               (DOLLARS IN THOUSANDS)


                                                      AT OR FOR THE FISCAL YEAR                     AT OR FOR THE SIX MONTHS
                                                                ENDED                                        ENDED
                                                            SEPTEMBER 30,                                  MARCH 31,
                                     ------------------------------------------------------------ --------------------------
                                         1994       1995        1996        1997         1998         1998          1999
                                     ---------  ----------  ----------  -----------  -----------  -----------   ------------
Total Number of Serviced
     Assets (1).................         45,046      56,438     71,297      93,013      114,169      103,099       120,144
Average Number of Serviced
     Assets During Period.......         37,788      50,742     63,868      82,155      103,591       98,056       117,157
Number of Serviced
     Assets Repossessed.........          1,241       1,718      2,746       3,885        5,411        2,429         3,810
Serviced Assets Repossessed as a
     Percentage of Total Serviced
     Assets (2).................         2.75%      3.04%       3.85%      4.18%       4.74%        4.71%(6)      6.34%(6)
Serviced Assets Repossessed as a
     Percentage of Average Number
     of Serviced Assets.........         3.28%      3.39%       4.30%      4.73%       5.22%        4.95%(6)      6.50%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........      $701,875   $976,905   $1,409,467  $2,065,033   $2,978,235   $2,677,949    $3,663,991
     Acquired Portfolios........       $30,432    $30,235      $27,351     $22,943      $19,179     $20,088       $15,721
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......         $4,630      $7,303    $14,248     $26,872      $45,189      $19,767       $36,984
       Acquired Portfolios......           $203        $473       $592        $528         $220         $135          $105
     As a Percentage of Average
     Outstanding Principal Balance
     of Assets (3) (5)
       Oakwood Originated.......        0.66%      0.75%       1.01%       1.30%       1.52%        1.48%(6)      2.02%(6)
       Acquired Portfolios......        0.67%      1.56%       2.16%       2.30%       1.15%        1.34%(6)      1.34%(6)

(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

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

         Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

FIXED RATE ASSETS:

                                GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                  NUMBER OF                                PERCENTAGE OF
                                 FIXED RATE     AGGREGATE SCHEDULED    FIXED RATE ASSET POOL
GEOGRAPHIC LOCATION                ASSETS        PRINCIPAL BALANCE             BY SPB
-------------------                ------        -----------------             ------

Alabama....................           263       $   10,319,228                 3.29%
Arizona....................           263           15,421,265                 4.92
Arkansas...................           148            5,930,396                 1.89
California.................            38            2,360,285                 0.75
Colorado...................            81            4,070,989                 1.30
Connecticut................             1               30,118                 0.01
Delaware...................            52            2,012,030                 0.64
Florida....................           180            7,631,975                 2.43
Georgia....................           361           14,643,691                 4.67
Idaho......................            91            5,197,072                 1.66
Illinois...................            10              349,139                 0.11
Indiana....................             9              263,136                 0.08
Iowa.......................             2               55,588                 0.02
Kansas.....................            72            3,117,201                 0.99
Kentucky...................           178            6,631,937                 2.11
Louisiana..................           274           10,912,854                 3.48
Maryland...................            22              876,928                 0.28
Massachusetts..............             1               36,480                 0.01
Michigan...................            63            3,305,969                 1.05
Minnesota..................             2               96,022                 0.03
Mississippi................           281           10,584,016                 3.37
Missouri...................           122            4,663,568                 1.49
Montana....................             2              169,714                 0.05
Nevada.....................            35            1,877,269                 0.60
New Jersey.................             5              261,041                 0.08
New Mexico.................           208            8,729,619                 2.78
New York...................             3              118,264                 0.04
North Carolina.............         1,523           60,150,066                19.17
Ohio.......................            85            3,232,359                 1.03
Oklahoma...................           121            4,987,707                 1.59
Oregon.....................            73            5,909,362                 1.88
Pennsylvania...............             5              164,089                 0.05
South Carolina.............           596           22,655,059                 7.22
South Dakota...............             1               49,556                 0.02
Tennessee..................           377           14,438,841                 4.60
Texas......................         1,187           49,771,100                15.87
Utah.......................            26            1,419,844                 0.45
Virginia...................           387           14,863,000                 4.74
Washington.................           129           11,570,173                 3.69
Washington DC..............             1               42,991                 0.01
West Virginia..............           129            4,366,667                 1.39
Wisconsin..................             2              121,889                 0.04
Wyoming....................             8              299,876                 0.10
                                 --------         ------------               ------
   Total...................         7,417         $313,708,370               100.00%
                                 ========         ============               ======

(1) Based on the mailing address of the Obligor on the related Fixed Rate Asset as of the Cut-off Date.

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




                                    YEAR OF ORIGINATION OF FIXED RATE ASSETS (1)

                                 NUMBER OF         AGGREGATE              PERCENTAGE OF
                                FIXED RATE         SCHEDULED          FIXED RATE ASSET POOL
YEAR OF ORIGINATION               ASSETS        PRINCIPAL BALANCE             BY SPB
-------------------               ------        -----------------             ------

    1990.....................          1          $   31,413                  0.01%
    1991.....................          1              12,475                  0.00
    1993.....................          1              15,428                  0.00
    1995.....................          2              34,730                  0.01
    1996.....................          1              17,258                  0.01
    1997.....................          6             332,863                  0.11
    1998.....................        103           5,746,750                  1.83
    1999.....................      7,302         307,517,454                 98.03
                                   -----       -------------               -------

         Total...............      7,417        $313,708,370                100.00%
                                   =====        ============                ======

------------------
(1) The weighted average seasoning of the Fixed Rate Assets was approximately 2 months as of the Cut-off Date.


                                DISTRIBUTION OF ORIGINAL FIXED RATE ASSET AMOUNTS(1)

                                   NUMBER OF         AGGREGATE              PERCENTAGE OF
ORIGINAL FIXED RATE ASSET         FIXED RATE         SCHEDULED          FIXED RATE ASSET POOL
AMOUNT                              ASSETS        PRINCIPAL BALANCE             BY SPB
------                              ------        -----------------             ------

$   4,999 or less..............         16     $        61,340                  0.02%
$   5,000 - $   9,999..........         96             716,418                  0.23
$  10,000 - $  14,999..........        149           1,847,789                  0.59
$  15,000 - $  19,999..........        314           5,499,883                  1.75
$  20,000 - $  24,999..........        643          14,545,486                  4.64
$  25,000 - $  29,999..........        968          26,721,292                  8.52
$  30,000 - $  34,999..........      1,163          37,496,918                 11.95
$  35,000 - $  39,999..........        801          29,810,550                  9.50
$  40,000 - $  44,999..........        546          23,177,172                  7.39
$  45,000 - $  49,999..........        592          28,158,828                  8.98
$  50,000 - $  54,999..........        520          27,212,488                  8.67
$  55,000 - $  59,999..........        483          27,742,608                  8.84
$  60,000 - $  64,999..........        317          19,698,340                  6.28
$  65,000 - $  69,999..........        178          12,017,274                  3.83
$  70,000 - $  74,999..........        146          10,527,415                  3.36
$  75,000 - $  79,999..........        106           8,204,211                  2.62
$  80,000 - $  84,999..........         68           5,573,816                  1.78
$  85,000 - $  89,999..........         43           3,746,470                  1.19
$  90,000 - $  94,999..........         48           4,425,557                  1.41
$  95,000 - $  99,999..........         37           3,599,963                  1.15
$100,000 or more...............        183          22,924,554                  7.31
                                    ------      --------------              --------
     Total.....................      7,417        $313,708,370                100.00%
                                    ======      ==============              ========

  (1) The highest original Fixed Rate Asset amount was $205,736, which represents approximately 0.07% of the aggregate principal balance of the Fixed Rate Assets at origination. The average original principal amount of the Fixed Rate Assets was approximately
  $42,296 as of the Cut-off Date.

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



                                            FIXED RATE ASSET RATES (1)

                                 NUMBER OF                                  PERCENTAGE OF
                                FIXED RATE      AGGREGATE SCHEDULED     FIXED RATE ASSET POOL
ASSET RATE                         ASSETS        PRINCIPAL BALANCE              BY SPB
----------                         ------        -----------------              ------

6.000% - 6.999%............           40          $  2,360,370                  0.75%
7.000% - 7.999%............          791            53,533,140                 17.06
8.000% - 8.999%...........           973            54,413,406                 17.35
9.000% -   9.999%..........          917            48,890,061                 15.58
10.000% - 10.999%..........          719            31,331,874                  9.99
11.000% - 11.999%..........        1,450            43,680,242                 13.92
12.000% - 12.999%..........        2,281            71,634,771                 22.83
13.000% - 13.999%..........          243             7,805,773                  2.49
14.000% - 14.999%..........            3                58,733                  0.02
                                   -----         -------------                ------
     Total.................        7,417          $313,708,370                100.00%
                                   =====         =============                ======

(1) The weighted average Fixed Rate Asset Rate was approximately 10.26% as of the Cut-off Date. This table reflects the Fixed Rate Asset Rates of the Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans.



                         REMAINING TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                                 NUMBER OF                                  PERCENTAGE OF
REMAINING TERM                  FIXED RATE      AGGREGATE SCHEDULED     FIXED RATE ASSET POOL
TO MATURITY                        ASSETS        PRINCIPAL BALANCE              BY SPB
-----------                        ------        -----------------              ------

  1 -  60 months...........          125       $     1,015,625                  0.32%
 61 -  96 months...........          124             1,759,669                  0.56
 97 - 120 months...........          233             4,505,741                  1.44
121 - 156 months...........          328             7,245,738                  2.31
157 - 180 months...........          750            21,698,775                  6.92
181 - 216 months...........          148             4,469,607                  1.42
217 - 240 months...........        2,178            72,906,268                 23.24
241 - 300 months...........        1,337            58,721,144                 18.72
301 - 360 months...........        2,194           141,385,803                 45.07
                                   -----         -------------               -------
  Total....................        7,417          $313,708,370                100.00%
                                   =====         =============                ======

(1) The weighted average remaining term to maturity of the Fixed Rate Assets was approximately 293 months as of the Cut-off Date.



                          ORIGINAL TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                                 NUMBER OF                                  PERCENTAGE OF
ORIGINAL TERM                   FIXED RATE      AGGREGATE SCHEDULED     FIXED RATE ASSET POOL
TO MATURITY                        ASSETS        PRINCIPAL BALANCE              BY SPB
-----------                        ------        -----------------              ------

  1 -  60 months...........          124       $     1,001,755                  0.32%
 61 -  96 months...........          123             1,743,806                  0.56
 97 - 120 months...........          230             4,453,358                  1.42
121 - 156 months...........          329             7,265,221                  2.32
157 - 180 months...........          754            21,761,407                  6.94
181 - 216 months...........          146             4,401,687                  1.40
217 - 240 months...........        2,179            72,939,185                 23.25
241 - 300 months...........        1,338            58,756,147                 18.73
301 - 360 months...........        2,194           141,385,803                 45.07
                                   -----         -------------               -------
  Total....................        7,417          $313,708,370                100.00%
                                   =====         =============               =======

(1) The weighted average original term to maturity of the Fixed Rate Assets was approximately 295 months as of the Cut-off Date.

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


                        DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF FIXED RATE ASSETS(1)

                                    NUMBER OF                              PERCENTAGE OF
                                   FIXED RATE    AGGREGATE SCHEDULED   FIXED RATE ASSET POOL
LOAN-TO VALUE RATIO(2)                ASSETS      PRINCIPAL BALANCE            BY SPB
----------------------                ------      -----------------            ------

50%  or  less................            66        $   1,827,209                0.58%
51% - 55%....................            20              641,586                0.20
56% - 60%....................            27              863,730                0.28
61% - 65%....................            45            1,646,507                0.52
66% - 70%....................            92            3,645,058                1.16
71% - 75%....................           148            5,697,060                1.82
76% - 80%....................           281           10,695,896                3.41
81% - 85%....................           679           24,376,428                7.77
86% - 90%....................         1,493           56,841,825               18.12
91% - 95%....................         2,478          105,800,001               33.73
96% - 100%...................         2,088          101,673,072               32.41
                                      -----         ------------            --------
     Total...................         7,417         $313,708,370              100.00%
                                      =====         ============              ======

(1) The weighted average original Loan-to-Value Ratio of the Fixed Rate Assets was approximately 91.62% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:


ADJUSTABLE RATE ASSETS:
-----------------------

                                GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                   NUMBER OF                                PERCENTAGE OF
                                  ADJUSTABLE          AGGREGATE            ADJUSTABLE RATE
                                     RATE             SCHEDULED               ASSET POOL
GEOGRAPHIC LOCATION                 ASSETS        PRINCIPAL BALANCE             BY SPB
-------------------                 ------        -----------------             ------

Arizona....................             1           $     88,402               1.38%
Colorado...................             7                783,486              12.27
Georgia....................             1                 87,907               1.38
Idaho......................             2                230,971               3.62
Indiana....................             1                 92,449               1.45
Kansas.....................             2                193,187               3.03
Kentucky...................            13              1,039,490              16.28
New Mexico.................             2                182,618               2.86
North Carolina.............            12              1,060,710              16.61
Ohio.......................             2                156,485               2.45
Oklahoma...................             2                216,124               3.38
Oregon.....................             6                579,364               9.07
Tennessee..................             7                575,819               9.02
Texas......................             1                118,230               1.85
Utah.......................             1                 88,422               1.38
Virginia...................             3                244,970               3.84
Washington.................             5                646,911              10.13
                                      ---          -------------           --------
   Total...................            68             $6,385,546             100.00%
                                       ==             ==========             ======

(1) Based on the mailing address of the Obligor on the related Adjustable Rate Asset as of the Cut-off Date.

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


                                  YEAR OF ORIGINATION OF ADJUSTABLE RATE ASSETS (1)

                                  NUMBER OF                                PERCENTAGE OF
                                 ADJUSTABLE                               ADJUSTABLE RATE
                                    RATE       AGGREGATE SCHEDULED           ASSET POOL
YEAR OF ORIGINATION                ASSETS       PRINCIPAL BALANCE              BY SPB
-------------------                ------       -----------------              ------

    1998.....................         18           $ 1,775,133               27.80%
    1999.....................         50             4,610,413               72.20
                                      --             ---------             -------
         Total...............         68            $6,385,546              100.00%
                                      ==            ==========              ======

------------------

(1) The weighted average seasoning of the Adjustable Rate Assets was approximately 3 months as of the Cut-off Date.


                               DISTRIBUTION OF ADJUSTABLE RATE ASSETS GROSS MARGINS(1)

                                  NUMBER OF                                PERCENTAGE OF
                                 ADJUSTABLE                               ADJUSTABLE RATE
                                    RATE       AGGREGATE SCHEDULED           ASSET POOL
GROSS MARGINS                      ASSETS       PRINCIPAL BALANCE              BY SPB
-------------                      ------       -----------------              ------

3.250% - 3.500%............           10           $   913,361               14.30%
4.250% - 4.500%...........            58             5,472,185               85.70
                                      --           -----------             -------
         Total...............         68            $6,385,546              100.00%
                                      ==            ==========              ======

------------------
(1) The weighted average gross margin of the Adjustable Rate Assets was approximately 4.35% as of the Cut-off Date.



                               DISTRIBUTION OF ORIGINAL ADJUSTABLE RATE ASSET AMOUNTS(1)

                                                                                 PERCENTAGE OF
                                     NUMBER OF                                  ADJUSTABLE RATE
ORIGINAL ADJUSTABLE RATE ASSET    ADJUSTABLE RATE   AGGREGATE SCHEDULED           ASSET POOL
AMOUNT                                ASSETS         PRINCIPAL BALANCE               BY SPB
------                                ------         -----------------               ------

$  55,000 - $  59,999..........          1             $    55,244                  0.87%
$  60,000 - $  64,999..........          1                  64,816                  1.02
$  65,000 - $  69,999..........          2                 138,741                  2.17
$  70,000 - $  74,999..........          9                 645,307                 10.11
$  75,000 - $  79,999..........          5                 391,631                  6.13
$  80,000 - $  84,999..........          8                 651,800                 10.21
$  85,000 - $  89,999..........          8                 700,414                 10.97
$  90,000 - $  94,999..........          4                372,566                   5.83
$  95,000 - $  99,999..........          5                 485,009                  7.60
$100,000 or more...............         25               2,880,019                 45.10
                                      ----            ------------              --------
     Total.....................         68              $6,385,546                100.00%
                                      ====              ==========                ======

(1) The highest original Adjustable Rate Asset amount was $165,401, which represents approximately 2.59% of the aggregate principal balance of the Adjustable Assets at origination. The average original principal amount of the Adjustable Rate Assets was approximately $93,905 as of the Cut-off Date.

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materials. If you did not receive such a disclaimer please contact your
Financial Advisor at Banc of America Securities LLC.




                                      ADJUSTABLE RATE CURRENT ASSET RATES (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
CURRENT                          ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
ASSET RATE                           ASSETS          PRINCIPAL BALANCE              BY SPB
----------                           ------          -----------------              ------

6.000% - 6.999%............           11             $    1,099,319               17.22%
7.000% - 7.999%...........            43                  3,843,004               60.18
8.000% - 8.999%...........            14                  1,443,223               22.60
                                      --            ---------------            --------
     Total.................           68             $    6,385,546              100.00%
                                      ==             ==============              ======

(1) The weighted average Adjustable Rate Asset Rate was approximately 7.38% as of the Cut-off Date. This table reflects the Asset Rates of the Adjustable Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Adjustable Rate Loans.


                       REMAINING TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
REMAINING TERM                   ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
TO MATURITY                          ASSETS          PRINCIPAL BALANCE              BY SPB
-----------                          ------          -----------------              ------

217 - 240 months...........            2                $   143,014                2.24%
241 - 300 months...........            3                    252,836                3.96
301 - 360 months...........           63                  5,989,696               93.80
                                      --                  ---------               -----
  Total....................           68                 $6,385,546              100.00%
                                      ==                 ==========              ======

(1) The weighted average remaining term to maturity of the Adjustable Assets was approximately 352 months as of the Cut-off Date.


                       ORIGINAL TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
ORIGINAL TERM                    ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
TO MATURITY                          ASSETS          PRINCIPAL BALANCE              BY SPB
-----------                          ------          -----------------              ------

240 months.................            2                $   143,014                2.24%
300 months.................            3                    252,836                3.96
360 months.................           63                  5,989,696               93.80
                                      --                  ---------               -----
  Total....................           68                 $6,385,546              100.00%
                                      ==                 ==========              ======

(1) The weighted average original term to maturity of each Adjustable Asset was 355 months as of the Cut-off Date.

[Banc of America Securities Logo]
                                       16
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This page must be accompanied by the disclaimer on the back page of these materials. If you did not receive such a disclaimer please contact your Financial Advisor at Banc of America Securities LLC.




                    DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ADJUSTABLE RATE ASSETS(1)

                                     NUMBER OF                                  PERCENTAGE OF
                                     ADJUSTABLE                                ADJUSTABLE RATE
                                        RATE       AGGREGATE SCHEDULED            ASSET POOL
LOAN-TO VALUE RATIO(2)                 ASSETS       PRINCIPAL BALANCE               BY SPB
----------------------                 ------       -----------------               ------

66% - 70%....................             2             $  192,402                 3.01%
71% - 75%....................             2                185,074                 2.90
76% - 80%....................             4                315,168                 4.94
81% - 85%....................             4                380,379                 5.96
86% - 90%....................             3                295,818                 4.63
91% - 95%....................            11                971,808                15.22
96% - 100%...................            42              4,044,897                63.34
                                        ---             ----------             --------
     Total...................            68             $6,385,546               100.00%
                                        ===             ==========               ======

(1) The weighted average original Loan-to-Value Ratio of the Adjustable Assets was approximately 93.92% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:


                     DISTRIBUTION OF NEXT CONTRACT RATE CHANGE DATE OF ADJUSTABLE RATE ASSETS

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
NEXT CONTRACT RATE               ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
CHANGE DATE                           ASSETS         PRINCIPAL BALANCE              BY SPB
-----------                           ------         -----------------              ------

August 1, 1999.............             1              $     99,552                1.56%
December 1, 1999...........             1                    77,512                1.21
January 1, 2000............             8                   751,860               11.77
February 1, 2000...........            10                 1,071,724               16.78
March 1, 2000..............             8                   794,108               12.44
April 1, 2000..............            21                 1,938,072               30.35
May 1, 2000................            13                 1,161,104               18.18
June 1, 2000...............             6                   491,614                7.70
                                      ---              ------------            --------

  Total....................            68                $6,385,546              100.00%
                                      ===              ============            ========



[Banc of America Securities Logo]
                                       17
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This page must be accompanied by the disclaimer on the back page of these materials. If you did not receive such a disclaimer please contact your Financial Advisor at Banc of America Securities LLC.



                                           MHP PREPAYMENT SENSITIVITIES


                                     0% MHP                100% MHP              150% MHP
                                     ------                --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Class A-1                   6.23      06/09        1.86      02/03       1.38      02/02
        Class A-2                   9.96      06/09        8.04      06/09       7.03      06/09
        Class M-1                   9.96      06/09        9.65      06/09       8.91      06/09
        Class M-2                   9.96      06/09        9.65      06/09       8.91      06/09
        Class B-1                   9.96      06/09        9.24      06/09       7.54      06/09

        TO MATURITY
        Class A-1                   6.28      04/10        1.86      02/03       1.38      02/02
        Class A-2                  18.76      08/27       10.97      02/24       8.81      03/22
        Class M-1                  21.90      08/27       14.36      02/24      11.79      03/22
        Class M-2                  21.90      08/27       14.36      02/24      11.79      03/22
        Class B-1                  21.90      08/27       12.21      02/24       7.64      03/22



                                    200% MHP               250% MHP              300% MHP
                                    --------               --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Class A-1                   1.10      08/01        0.92      04/01       0.79      01/01
        Class A-2                   6.13      06/09        5.19      06/09       4.39      06/09
        Class M-1                   8.17      06/09        7.83      06/09       7.49      06/09
        Class M-2                   8.17      06/09        7.83      06/09       7.49      06/09
        Class B-1                   6.21      09/07        5.90      01/07       5.67      07/06

        TO MATURITY
        Class A-1                   1.10      08/01        0.92      04/01       0.79      01/01
        Class A-2                   7.12      04/20        5.69      11/18       4.60      02/18
        Class M-1                   9.86      04/20        8.93      11/18       8.12      02/18
        Class M-2                   9.86      04/20        8.93      11/18       8.12      02/18
        Class B-1                   6.21      09/07        5.90      01/07       5.67      07/06

[Banc of America Securities Logo]
                                       18
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This page must be accompanied by the disclaimer on the back page of these materials. If you did not receive such a disclaimer please contact your Financial Advisor at Banc of America Securities LLC.

The attached tables and other statistical analyses (the "Term Sheet") are privileged and confidential and are intended for use by the addressee only. This Term Sheet is furnished to you solely by Banc of America Securities LLC ("Banc of America") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Banc of America, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be subsequently filed with the Securities and Exchange Commission. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
         Numerous assumptions were used in preparing the Term Sheet which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Term Sheet in any particular context; or as to whether the Term Sheet and/or the assumptions upon which it is based reflect present market conditions or future market performance. This Term Sheet should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
         Any yields or weighted average lives shown in the Term Sheet are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Term Sheet. Furthermore, unless otherwise provided, the Term Sheet assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Term Sheet due to differences between the actual underlying assets and the hypothetical assets used in preparing the Term Sheet. The principal amount and designation of any security described in the Term Sheet are subject to change prior to issuance. Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitations or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for final information on any matter discussed in this communication. All information in this Term Sheet will be superseded by the information in the final prospectus and prospectus supplement. A final prospectus and prospectus supplement may be obtained by contacting Banc of America Syndicate Desk at (704) 386-9690.
         Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.
         If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


[Banc of America Securities Logo]
                                       19
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This page must be accompanied by the disclaimer on the back page of these materials. If you did not receive such a disclaimer please contact your Financial Advisor at Banc of America Securities LLC.

SUBJECT TO REVISION
SERIES TERM SHEET DATED JUNE 23, 1999

[OAKWOOD MORTGAGE LOGO APPEARS HERE]



                                  $299,286,000
                        Oakwood Mortgage Investors, Inc.,
                                    Depositor
                         Oakwood Acceptance Corporation,
                                    Servicer
          SENIOR/SUBORDINATED PASS-THROUGH CERTIFICATES, SERIES 1999-C


The attached Series Term Sheet (the "Series Term Sheet") is privileged and confidential and is intended for use by the addressee only. This Series Term Sheet is furnished to you solely by First Union Capital Markets Corp., Credit Suisse First Boston, and Banc of America Securities LLC (the "Underwriters") and not by the issuer of the certificates identified above (the "Certificates") or any other party. The Series Term Sheet is based upon information made available to the Underwriters. Neither the Underwriters, the issuer of the Certificates, nor any other party makes any representation to the accuracy or completeness of the information therein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purpose of evaluating such information.

No assurance can be given as to the accuracy, appropriateness or completeness of the Series Term Sheet in any particular context; or as to whether the Series Term Sheet reflects future performance. This Series Term Sheet should not be construed as either a prediction or as legal, tax, and financial or accounting advice.

Any yields or weighted average lives shown in the Series Term Sheet are based on prepayment and other assumptions. Actual experience may dramatically affect such yields or weighted average lives. The principal amount and designation of any security described in the Series Term Sheet are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the Certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the Certificates has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the Offered Certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the Offered Certificates for definitive terms of the Offered Certificates and the collateral.

Please be advised that the Certificates may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risks. Investors should fully consider the risk of an investment in the Certificates.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


                        [FIRST UNION LOGO APPEARS HERE]
                       FIRST UNION CAPITAL MARKETS CORP.

         THIS SERIES TERM SHEET WILL BE SUPERSEDED IN ITS ENTIRETY BY THE INFORMATION APPEARING IN THE PROSPECTUS SUPPLEMENT, THE PROSPECTUS AND THE SERIES 1999-C POOLING AND SERVICING AGREEMENT (INCLUDING THE MAY 1999 EDITION TO THE STANDARD TERMS) TO BE DATED AS OF JUNE 1, 1999, AMONG OAKWOOD MORTGAGE INVESTORS, INC., AS DEPOSITOR, OAKWOOD ACCEPTANCE CORPORATION, AS SERVICER, AND CHASE MANHATTAN TRUST COMPANY, NATIONAL ASSOCIATION, AS TRUSTEE.


   The Offered Certificates........................
       -----------------------------------------------------------------------------------------------------------------------------
                                                                    Average                 Modified
                      Principal                     S&P/ Fitch       Life                   Duration    First          Last
          Class       Amount(1)      Description    Ratings(2)     (yrs)(3)      Coupon    (yrs) (3)    Pay(3)        Pay(3)
       -----------------------------------------------------------------------------------------------------------------------------
        A-1       $  72,200,000    Senior SEQ        AAA / AAA       1.10        . %(4)       1.03       7/99          8/01
        A-2       $ 174,270,000    Senior SEQ        AAA / AAA       6.13      . %(5) (6)     4.57       8/01          6/09
        M-1       $  20,808,000    Mezzanine          AA / AA        8.17      . %(5) (6)     5.71       1/04          6/09
        M-2       $  16,004,000    Mezzanine           A / A         8.17      . %(5) (6)     5.56       1/04          6/09
        B-1       $  16,004,000    Subordinate      BBB / BBB-       6.21      . %(5) (6)     4.49       1/04          9/07
       -----------------------------------------------------------------------------------------------------------------------------


                                              (1) The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.

                                              (2) It is a condition to the issuance of the Certificates that they be rated as above. A security rating is not a recommendation to buy, sell or hold securities and may be object to revision of withdrawal at any time by the assigning rating organization.

                                              (3) Assumed that the Optional Termination is exercised on the June
                                                  2009 Distribution Date. Data run at a prepayment speed of 200% MHP. (4) Based on
                                                  One-Month LIBOR and subject to a cap of the Weighted Average Net Asset Rate for the related Distribution Date. Computed on the basis of a 360-day year and the actual number of days in each Interest Accrual Period. (5) Computed on the basis of a 360-day year of twelve 30-day months. (6) The lesser of (i) specified rate per annum, or (ii) the Weighted Average Net Asset Rate for the related
                                                  Distribution Date.

   Class Designations

      CLASS A CERTIFICATES...................Class.A-1 and Class A-2 Certificates.
      CLASS M CERTIFICATES...................Class.M-1 and Class M-2 Certificates.
      CLASS B CERTIFICATES...................Class B-1 and Class B-2 Certificates.
      SUBORDINATED CERTIFICATES..............Class M, Class B, Class X and Class R Certificates.
      OFFERED CERTIFICATES...................Class.A, Class M and Class B-1 Certificates.
      OFFERED SUBORDINATED CERTIFICATES......Class M and Class B-1 Certificates.

    Other Certificates.......................The Class B-2, Class X and Class R Certificates are not being offered hereby.
                                             The Class B-2 Certificates are expected to be sold in a private placement at or around the Closing Date, and will be acquired in the interim by an affiliate of the Company. The Class X and Class R Certificates are expected to be sold initially to related entities of the Company, which may offer them in the future in one or more privately negotiated transactions. The Class B-2 Certificates will have an initial Certificate Principal Balance of approximately $20,807,916.

    Denominations............................The Offered Certificates will be Book-Entry Certificates only, in minimum denominations of $1,000 and integral multiples of $1 in excess thereof.

    Cut-off Date.............................June.1, 1999.

    Distribution Dates.......................The fifteenth day of each month, (or if such fifteenth day is not a business day, the next succeeding business day) commencing in July 1999 (each, a
                                             "Distribution Date").

Record Date..................................With.respect to each Distribution Date, the close of business on the last business day of the month preceding the month in which such Distribution Date occurs (each, a "Record Date").

Interest Accrual Period......................With. respect to each Distribution Date, (i) for the Class A-1 Certificates, the period commencing on the 15th day of the preceding month through the 14th day of the month in which such Distribution Date occurs (except that the first
                                             Interest Accrual Period for the Class A-1 Certificates will be the period from the Closing Date through July 14th, 1999), and (ii) for all other Classes of the
                                             Offered Certificates, the calendar month preceding the month in which the
                                             Distribution Date occurs (each, an "Interest Accrual Period").

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.


Distributions.............................The "Available Distribution Amount" for a Distribution Date generally will include (1)(a) Monthly Payments of principal and interest due on the Assets during the related Collection Period, to the extent such payments were actually collected from the Obligors or advanced by the Servicer and (b) unscheduled payments received with respect to the Assets during the related Prepayment
                                          Period, including Principal Prepayments, proceeds of repurchases, Net
                                          Liquidation Proceeds and Net Insurance Proceeds, less (2)(a) amounts required to reimburse the Servicer for previously unreimbursed Advances in accordance with the Agreement, (b) amounts required to reimburse the Company or the Servicer for certain reimbursable expenses in accordance with the Agreement, (c) amounts required to reimburse any party for an overpayment of a Repurchase Price for an
                                          Asset in accordance with the Agreement, (d) the Interest Deficiency Amount or portion thereof, if any, paid from collections on the Preceding Distribution
                                          Date, and (e)(i) if Oakwood is not the Servicer, Servicing Fees for the related
                                          Collection Period; (ii) if Oakwood is the Servicier, 50% of the Servicing Fee
                                          for the related Collection Period for Distribution Dates prior to June 2009, and on and after the June 2009 Distribution Date, none of the Servicing Fees for the related Collection Period.

                                          Principal distributions to Class A will, in general, be allocated sequentially to the Class A Certificates in order of their numerical designations. Principal distributions to Class M will be allocated pro rata between the Class M-1 and the Class M-2 Certificates. Principal distributions to Class B will be allocated sequentially to the Class B-1 and the Class B-2 Certificates, except that prior to the June 2009 Distribution Date, the Class B-2 Principal Distribution Amount
                                          will be distributed pro rata among Class A, Class M and Class B-1 Certificates.
                                          Prior to the Cross-over Date or on any Distribution Date as of which the
                                          Principal Distribution Tests are not met, principal will be allocated solely to the Class A Certificates.

                                          No principal will be distributable to the Class B-2 Certificateholders until the
                                          June 2009 Distribution Date (unless the aggregate principal balance of the outstanding Assets are less than the Class B-2 Certificate balance). The Class
                                          B-2 Certificates will receive principal distributions equal to all amounts otherwise distributable in accordance with "Priority of Distributions" below after distributions on the Offered Certificates if the Class B-2 Certificates
                                          are outstanding on or after the June 2009 Distribution Date.

                                          If an Interest Deficiency Event occurs on any Distribution Date with respect to the Class M-1, Class M-2 or Class B-1 Certificates, collections received after the end of the related Collection Period and prior to such Distribution Date will be applied, up to a limited amount determined by the Rating Agencies, to remedy such deficiency in order of Class seniority. Any remaining deficiency will be carried forward as shortfall for the next Distribution Date. "Interest
                                          Deficiency Event" means, with respect to the Class M-1, Class M-2 or Class B-1
                                          Certificates and a Distribution Date, that after distribution of the Available
                                          Distribution Amount in the order of priority set forth below under "Priority of
                                          Distributions," there remains unpaid any of the Interest Distribution Amount,
                                          Carryover Interest Distribution Amount, Writedown Interest Distribution Amount
                                          or Carryover Writedown Interest Distribution Amount for such Class and
                                          Distribution Date (the "Interest Deficiency Amount").

                                          Distributions will be made on each Distribution Date to holders of record on the preceding Record Date. Distributions on a Class of Certificates will be allocated among the Certificates of such Class in proportion to their respective percentage interests.

Priority of Distributions.................On.each Distribution Date the Available Distribution Amount will be distributed in the following amounts and in the following order of priority:


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.


                                          (1) first, concurrently, to each Class of the Class A Certificates (a) first, the related Interest Distribution Amount for such Distribution Date with the
                                          Available Distribution Amount being allocated among such Classes pro rata based on their respective Interest Distribution Amounts and (b) second, the related
                                          Carryover Interest Distribution Amount, if any, for such Distribution Date, in each case with the Available Distribution Amount being allocated among the
                                          Classes of Class A Certificates pro rata based on their respective Carryover
                                          Interest Distribution Amounts;

                                          (2) second, to the Class M-1 Certificates, (a) first, the related Interest
                                          Distribution Amount for such Distribution Date and (b) second, the related
                                          Carryover Interest Distribution Amount, if any, for such Distribution Date;

                                          (3) third, to the Class M-2 Certificates, (a) first, the related Interest
                                          Distribution Amount for such Distribution Date and (b) second, the related
                                          Carryover Interest Distribution Amount, if any, for such Distribution Date;

                                          (4) fourth, to the Class B-1 Certificates, (a) first, the related Interest
                                          Distribution Amount for such Distribution Date and (b) second, the related
                                          Carryover Interest Distribution Amount, if any, for such Distribution Date;

                                          (5) fifth, concurrently, to each Class of the Class A Certificates, the related
                                          Principal Distribution Shortfall Carryover Amount for each such Class, if any, for such Distribution Date; allocated among the Class A Certificates pro rata based on their respective Principal Distribution Shortfall Carryover Amounts;

                                          (6) sixth, to the Class A-1 Certificates and the Class A-2 Certificates, the
                                          Class A Principal Distribution Amount, allocated in the following sequential order: (i) first, to the Class A-1 Certificates in reduction of the Certificate
                                          Principal Balance of such Class, until it has been reduced to zero; and (ii)
                                          second, to the Class A-2 Certificates in reduction of the Certificate Principal
                                          Balance of such Class, until it has been reduced to zero; PROVIDED, HOWEVER, that on any Distribution Date on which the Pool Scheduled Principal Balance is less than the aggregate Certificate Principal Balance of the Class A
                                          Certificates immediately prior to such Distribution Date, the Class A Principal
                                          Distribution Amount will be allocated among the Class A Certificates PRO RATA based upon their respective Certificate Principal Balances;

                                          (7) seventh, to the Class M-1 Certificates, (a) first, any related Writedown
                                          Interest Distribution Amount for such Distribution Date, (b) second, any related
                                          Carryover Writedown Interest Distribution Amount for such Distribution Date, (c)
                                          third, any related Principal Distribution Shortfall Carryover Amount, and (d)
                                          fourth, any related Principal Distribution Amount until the Class M-1
                                          Certificate Principal Balance is reduced to zero;

                                          (8) eighth, to the Class M-2 Certificates, (a) first, any related Writedown
                                          Interest Distribution Amount for such Distribution Date, (b) second, any related
                                          Carryover Writedown Distribution Amount for such Distribution Date, (c) third, any related Principal Distribution Shortfall Carryover Amount, and (d) fourth, any related Principal Distribution Amount until the Class M-2 Certificate
                                          Principal Balance is reduced to zero;

                                          (9) ninth, to the Class B-1 Certificates, (a) first, any related Writedown
                                          Interest Distribution Amount for such Distribution Date, (b) second, any related
                                          Carryover Writedown Interest Distribution Amount for such Distribution Date, (c)
                                          third, any related Principal Distribution Shortfall Carryover Amount, and (d)
                                          fourth, any related Principal Distribution Amount until the Class B-1
                                          Certificate Principal Balance is reduced to zero;


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.


                                          (10) tenth, to the Class B-2 Certificates, (a) first, the related Interest
                                          Distribution Amount for such Distribution Date and (b) second, the related
                                          Carryover Interest Distribution Amount, if any, for such Distribution Date;

                                          (11) eleventh, to the Class B-2 Certificates, (a) first any related Writedown
                                          Interest Distribution Amount for such Distribution Date, (b) second, any related
                                          Carryover Writedown Interest Distribution Amount for such Distribution Date, (c)
                                          third, any related Principal Distribution Shortfall Carryover Amount, (d)
                                          fourth, any related Principal Distribution Amount, and (e) fifth, the Class B-2
                                          Accelerated Principal Distribution Amount for such Distribution Date, until the
                                          Class B-2 Certificate Principal Balance is reduced to zero;

                                          (12) twelfth, to the Servicer, the following amounts in sequential order: (i) as long as Oakwood is the Servicer, 50% of the Servicing Fee with respect to any
                                          Distribution Date prior to June 2009, otherwise 100% of the Servicing Fee with respect to any Distribution Date; and (ii) any Servicing Fees from previous
                                          Distribution Dates remaining unpaid;

                                          (13) thirteenth, to the Class X Certificates, in the following sequential order:
                                          (i) the current Class X Strip Amount; and (ii) any Class X Strip Amounts from previous Distribution Dates remaining unpaid; and

                                          (14) finally, any remainder to the Class R Certificates.

                                          The primary credit support for the Class A Certificates is the subordination of the Subordinated Certificates; for the Class M-1 Certificates is the
                                          subordination of the Class M-2, Class B, Class X and Class R Certificates; for
                                          the Class M-2 Certificates is the subordination of the Class B, Class X and
                                          Class R Certificates; and for the Class B-1 Certificates is the subordination of the Class B-2, Class X and Class R Certificates.


Cross-over Date...........................The later to occur of (a) the Distribution Date occurring in January 2004 or
                                          (b) the first Distribution Date on which the percentage equivalent of a fraction
                                          (which shall not be greater than 1) the numerator of which is the sum of the
                                          Adjusted Certificate Principal Balance of the Subordinated Certificates and the
                                          Overcollateralization Amount for such Distribution Date and the denominator of which is the Pool Scheduled Principal Balance on such Distribution Date, equals or exceeds 1.75 times the percentage equivalent of a fraction (which shall not be greater than 1) the numerator of which is the initial aggregate Adjusted
                                          Certificate Principal Balance of the Subordinated Certificates and the
                                          denominator of which is the Pool Scheduled Principal Balance on the Cut-off
                                          Date.


Performance Test..........................The Average 60-Day Delinquency Ratio is less than or equal to 6%, the Current
                                          Realized Loss Ratio is less than or equal to 3.25%; and the Cumulative Realized
                                          Losses are less than or equal to the percentage of the Aggregate Cut-off Date
                                          Pool Principal Balance set forth below:

                                                    7% January 2004 through June 2005,
                                                    8% July 2005 through June 2006,
                                                    9.5% July 2006 through December 2007, and
                                                    10.5% thereafter.

Allocation of Writedown Amounts..........The "Writedown Amount" for any Distribution Date will be the amount, if any, by which the aggregate Certificate Principal Balance of all Certificates, after all distributions have been made on the Certificates on such Distribution Date, exceeds the Pool Scheduled Principal Balance of the Assets for the next
                                         Distribution Date. The Writedown Amount will be allocated among the Classes of
                                         Subordinated Certificates in the following order of priority:


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

                                          (1) first, to the Class B-2 Certificates, to be applied in reduction of the
                                              Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

                                          (2) second, to the Class B-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero;

                                          (3) third, to the Class M-2 Certificates, to be applied in reduction of the
                                              Adjusted Certificate Principal Balance of such Class until it has been reduced to zero; and

                                          (4) fourth, to the Class M-1 Certificates, to be applied in reduction of the Adjusted Certificate Principal Balance of such Class until it has been reduced to zero.



   Advances..................................For.each Distribution Date, the Servicer will be obligated to make an advance
                                             (a "P&I Advance") in respect of any delinquent Monthly Payment that will, in the
                                             Servicer's judgement, be recoverable from late payments on or Liquidation
                                             Proceeds from such Asset. The Servicer will also be obligated to make Advances
                                             ("Servicing Advances" and, together with P&I Advances, "Advances") in respect of
                                             Liquidation Expenses and certain taxes and insurance premiums not paid by an
                                             Obligor on a timely basis, to the extent the Servicer deems such Servicing
                                             Advances recoverable out of Liquidation Proceeds or from subsequent collections.
                                             P&I Advances and Servicing Advances are reimbursable to the Servicer under certain circumstances. In addition, the Servicer is obligated under certain circumstances to pay Compensating Interest with respect to any Asset that prepays on a date other than on a Due Date for such Asset.



Final Scheduled Distribution Dates.......... Based on the assumptions that (i) there are no defaults, prepayments or delinquencies with respect to payments due on the Assumed Contract
                                             Characteristics, and (ii) the optional termination right is not exercised by the
                                             Servicer, the Final Scheduled Distribution Dates for each of the Classes are set forth below. The actual final Distribution Date for each Class may occur earlier than the Final Schedule Distribution Dates. In the event of large losses and delinquencies on the Contracts, however, the actual payment on certain of the subordinate classes of Certificates may occur later than the Final Scheduled
                                             Distribution Dates and in certain scenarios, holders of such classes may incur a loss on their investment.
                                                                                                     Final Scheduled
                                                                                                    Distribution Dates

                                            Class A-1 Certificates..........                 April 15, 2010
                                            Class A-2 Certificates..........                 August 15, 2027
                                            Class M-1 Certificates..........                 August 15, 2027
                                            Class M-2 Certificates..........                 August 15, 2027
                                            Class B-1 Certificates..........                 August 15, 2027

Optional Termination........................The Servicer at its option and subject to the limitations imposed by the
                                            Agreement, will have the option to purchase from the Trust Estate all Assets then outstanding and all other property in the Trust Estate on any Distribution
                                            Date occurring on or after the later of (i) the Distribution Date in June 2009, and (ii) the date on which the amount of outstanding assets falls to a level at which, in the reasonable opinion of the Servicer, the cost of servicing those assets becomes burdensome.

Auction Sale................................If the Servicer does not exercise its optional termination right within 90 days after it first becomes eligible to do so, the Trustee shall solicit bids for the purchase of all Assets then outstanding and all other property in the Trust
                                            Estate. In the event that satisfactory bids are received, the sale proceeds will be distributed to Certificateholders.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.


 The Assets................................The.Trust will consist of (1) fixed and adjustable rate manufactured housing installment sales contracts (collectively, the "Contracts") secured by security interests in manufactured homes, as defined herein (the "Manufactured Homes"), and with respect to certain of the Contracts ("Land Secured Contracts"), secured by liens on the real estate on which the related Manufactured Homes are located, and (2) mortgage loans secured by first liens on the real estate to which the related Manufactured Homes are deemed permanently affixed (the "Mortgage Loans,"
                                           and together with the Contracts, the "Assets"). The Asset Pool consists of 7,485
                                           Assets having an aggregate Scheduled Principal Balance as of the Cut-off Date of
                                           $320,093,916.36.

                                           FIXED RATE ASSETS
                                           As of the Cut-off Date, 7,417 Assets, aggregating $313,708,370.34 are secured by fixed rate Assets ("Fixed Rate Assets"). As of the Cut-off Date, approximately
                                           16.32% of the Assets are Mortgage Loans and approximately 1.03% of the Assets are Land Secured Contracts. Based on Cut-off Date Pool Scheduled Principal
                                           Balance, approximately 79.76% of the Fixed Rate Assets are secured by
                                           Manufactured Homes which were new, approximately 1.80% of the Fixed Rate Assets are secured by Manufactured Homes which were used, approximately 16.30% of the
                                           Fixed Rate Assets are secured by Manufactured Homes which were repossessed and approximately 2.14% of the Fixed Rate Assets are secured by Manufactured Homes which were transferred. As of the Cut-off Date, the Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties (or Real Properties, in
                                           the case of Land Secured Contracts) located in 42 states and District of
                                           Columbia, and approximately 19.17% and 15.87% of the Fixed Rate Assets were secured by Manufactured Homes or Mortgaged Properties located in North Carolina and Texas, respectively (based on the mailing addresses of the Obligors on the
                                           Assets as of the Cut-off Date). Each Fixed Rate Asset bears interest at an annual percentage rate (an "APR") of at least 6.90% and not more than 14.50%.
                                           The weighted averaged APR of the Fixed Rate Assets as of the Cut-off Date is
                                           approximately 10.26%. The Fixed Rate Assets have remaining terms to maturity as of the Cut-off Date of at least 10 months but not more than 360 months and original terms to stated maturity of at least 12 months but not more than 360 months. As of the Cut-off Date, the Fixed Rate Assets had a weighted average original term to stated maturity of approximately 295 months, and a weighted average remaining term to stated maturity of approximately 293 months. The Fixed
                                           Rate Assets have Loan-to-Value Ratio as of the Cut-off Date of at least 8.22%
                                           but not more than 100.00%. As of the Cut-off Date, the Fixed Rate Assets had a
                                           weighted average Loan-to-Value Ratio of approximately 91.62%. The final scheduled payment date on the Fixed Rate Asset with the latest maturity occurs in June 2029.

                                           ADJUSTABLE RATE ASSETS
                                           As of the Cut-off Date, 68 Assets aggregating $6,385,546.02, are secured by adjustable rate Assets ("Adjustable Rate Assets"). As of the Cut-off Date, all
                                           Adjustable Rate Assets are Mortgage Loans secured by Manufactured Homes which were new. As of the Cut-off Date, the Adjustable Rate Assets were secured by
                                           Mortgaged Properties located in 17 states, and approximately 16.61%, 16.28%,
                                           12.27% and 10.13% of the Adjustable Assets were secured by Mortgaged Properties located in North Carolina, Kentucky, Colorado and Washington, respectively
                                           (based on the mailing addresses of the Obligors on the Assets as of the Cut-off
                                           Date). Each Adjustable Rate Asset bears interest at an annual percentage rate
                                           (an "APR") of at least 6.125% and not more than 8.50%. The weighted averaged APR of the Adjustable Rate Assets as of the Cut-off Date is approximately 7.38%. The
                                           Adjustable Rate Assets have remaining terms to maturity as of the Cut-off Date of at least 239 months but not more than 360 months and original terms to stated
                                           maturity of at least 240 months but not more than 360 months. As of the Cut-off
                                           Date, the Adjustable Rate Assets had a

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

                                           weighted average original term to stated maturity of 355 months, and a weighted average remaining term to stated maturity of approximately 352 months. The
                                           Adjustable Rate Assets have Loan-to-Value Ratio as of the Cut-off Date of at least 67.20% but not more than 100.00%. As of the Cut-off Date, the Adjustable
                                           Rate Assets had a weighted average Loan-to-Value Ratio of approximately 93.92%.
                                           All Adjustable Rate Assets adjust annually based on the monthly average yield on
                                           United States treasury securities adjusted to a constant maturity of one year.
                                           All Adjustable Rate Assets have annual caps of 2%. The weighted average lifetime cap of the Adjustable Rate Assets as of the Cut-off Date is approximately 13%.
                                           The Adjustable Rate Assets have gross margins as of the Cut-off Date of at least
                                           3.25% but not more than 4.50%. The weighted average gross margin of the
                                           Adjustable Rate Assets as of the Cut-off Date is approximately 4.35%. The final scheduled payment date on the Adjustable Rate Asset with the latest maturity occurs in June 2029.

                                           The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home and Mortgaged Property.




Certain Federal Income Tax
  Consequences............................ For federal income tax purposes, the Trust Estate will be treated as one or more real estate mortgage investment conduits (each, a"REMIC"). The Class A,
                                           Class M, Class B and Class X Certificates will constitute "regular interests" in a REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in each REMIC for federal income tax purposes.


Recent Developments........................Oakwood Homes, the parent corporation of both Oakwood Acceptance and Oakwood
                                           Mortgage, announced on June 18, 1999 that its board of directors will be exploring strategic alternatives to enhance shareholder value including a merger or sale of Oakwood Homes. The board of directors stated that Oakwood Homes'
                                           management was pursuing the possibility of a management led buyout. Discussion of these matters is preliminary, and there can be no assurance that a transaction will result. Oakwood Homes' board of directors will engage a financial advisor to advise it in its consideration of strategic alternatives.

                                           During November and December, 1998, Oakwood Homes and some of its officers and directors were named as defendants in lawsuits filed on behalf of purchasers of
                                           Oakwood Homes' common stock between April 11, 1997 and July 21, 1998. These suits were filed in the United States District Court for the Middle District of
                                           North Carolina and in the United States District Court for the Eastern District
                                           of Arkansas. They allege violations of the Exchange Act in the statements made by Oakwood Homes concerning its business and financial operations. Oakwood Homes intends to defend these suits vigorously. Oakwood Mortgage believes that these lawsuits will not adversely affect payments to be made on your certificates.


ERISA Considerations...................... Fiduciaries of employee benefit plans and certain other retirement plans and arrangements, including individual retirement accounts and annuities, Keogh plans, and collective investment funds in which such plans, accounts, annuities or arrangements are invested, that are subject to the Employee Retirement Income
                                           Security Act of 1974, as amended ("ERISA"), or corresponding provisions of the
                                           Code (any of the foregoing, a "Plan"), persons acting on behalf of a Plan, or persons using the assets of a Plan ("Plan Investors") should consult with their own counsel to determine whether the purchase or holding of the Offered
                                           Certificates could give rise to a transaction that is prohibited either under
                                           ERISA or the Code.

                                           BECAUSE THE OFFERED SUBORDINATED CERTIFICATES ARE SUBORDINATED SECURITIES, THEY
                                           WILL NOT SATISFY THE REQUIREMENTS OF CERTAIN PROHIBITED TRANSACTION EXEMPTIONS.
                                           AS A RESULT, THE PURCHASE OR HOLDING OF ANY OF THE OFFERED SUBORDINATED
                                           CERTIFICATES BY A PLAN INVESTOR MAY CONSTITUTE A NON-EXEMPT PROHIBITED
                                           TRANSACTION OR RESULT IN THE IMPOSITION OF EXCISE

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

                                           TAXES OR CIVIL PENALTIES. ACCORDINGLY, NONE OF THE OFFERED SUBORDINATED
                                           CERTIFICATES ARE OFFERED FOR SALE, AND ARE NOT TRANSFERABLE, TO A PLAN INVESTOR,
                                           UNLESS SUCH PLAN INVESTOR PROVIDES THE SELLER AND THE TRUSTEE WITH A BENEFIT
                                           PLAN OPINION, OR THE CIRCUMSTANCES DESCRIBED IN CLAUSE (II) BELOW ARE SATISFIED.
                                           UNLESS SUCH OPINION IS DELIVERED, EACH PERSON ACQUIRING AN OFFERED SUBORDINATED
                                           CERTIFICATE WILL BE DEEMED TO REPRESENT TO THE TRUSTEE, THE SELLER AND THE
                                           SERVICER THAT EITHER (I) SUCH PERSON IS NOT A PLAN INVESTOR SUBJECT TO ERISA OR
                                           SECTION 4975 OF THE CODE, OR (II) SUCH PERSON IS AN INSURANCE COMPANY THAT IS
                                           PURCHASING AN OFFERED SUBORDINATED CERTIFICATE WITH FUNDS FROM ITS "GENERAL
                                           ACCOUNT" AND THE PROVISIONS OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 WILL
                                           APPLY TO EXEMPT THE PURCHASE, HOLDING AND RESALE OF SUCH CERTIFICATE, AND
                                           TRANSACTIONS IN CONNECTION WITH THE SERVICING, OPERATION AND MANAGEMENT OF THE
                                           TRUST FROM THE PROHIBITED TRANSACTION RULES OF ERISA AND THE CODE.





Legal Investment Considerations............The Class A and Class M-1 Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement
                                           Act of 1984 ("SMMEA").

                                           THE CLASS M-2 AND CLASS B-1 CERTIFICATES ARE NOT "MORTGAGE RELATED SECURITIES"
                                           FOR PURPOSES OF SMMEA BECAUSE SUCH CERTIFICATES ARE NOT RATED IN ONE OF THE TWO
                                           HIGHEST RATING CATEGORIES BY A NATIONALLY RECOGNIZED RATING AGENCY.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following tables set forth certain information, for the periods indicated, concerning (1) the asset servicing portfolio, (2) the delinquency experience and (3) the loan loss and repossession experience of the portfolio of manufactured housing installment sales contracts and residential mortgage loans serviced by Oakwood. Because delinquencies, losses and repossessions are affected by a variety of economic, geographic and other factors, there can be no assurance that the delinquency and loss experience of the Assets will be comparable to that set forth below.



                                             ASSET SERVICING PORTFOLIO
                                              (DOLLARS IN THOUSANDS)


                                                           AT SEPTEMBER 30,                                MARCH 31,
                                     -------------------------------------------------------------- ---------------------
                                         1994       1995        1996         1997          1998         1998         1999
                                     ---------  ----------  -----------  -----------   -----------  -----------  --------
Total Number of Serviced Assets
     Oakwood Originated..........        39,273     51,566      67,120       89,411     111,351       99,878      117,673
     Acquired Portfolios.........         5,773      4,872       4,177        3,602       2,818        3,221        2,471
Aggregate Outstanding Principal
Balance of Serviced Assets
     Oakwood Originated..........      $757,640 $1,130,378  $1,687,406   $2,499,794    $3,536,657    $2,937,886   $3,874,548
     Acquired Portfolios.........       $85,227    $70,853     $57,837      $47,027       $35,882       $40,919      $30,532
Average Outstanding Principal
Balance per Serviced Asset
     Oakwood Originated..........        $19.3      $21.9       $25.1        $28.0          $31.8        $29.4        $32.9
     Acquired Portfolios.........        $14.8      $14.5       $13.8        $13.1          $12.7        $12.7        $12.4
Weighted Average Interest Rate
of Serviced Assets
     Oakwood Originated..........        12.2%      12.0%       11.5%        11.0%         10.8%        11.0%        10.7%
     Acquired Portfolios.........        11.0%      11.3%       11.2%        11.1%         11.0%        11.1%        10.9%





                                            DELINQUENCY EXPERIENCE (1)
                                              (DOLLARS IN THOUSANDS)


                                                              AT SEPTEMBER 30,                       MARCH 31,
                                             --------------------------------------------------- --------------------
                                                 1994      1995       1996      1997       1998      1998        1999
                                             --------  --------   --------  --------   --------  --------    --------

Total Number of Serviced Assets
     Oakwood Originated..................       39,273    51,566     67,120    89,411  111,351      99,878     117,673
     Acquired Portfolios.................        5,773     4,872      4,177     3,602    2,818       3,221       2,471
Number of Delinquent Assets (2)..........
     Oakwood Originated:.................
      30-59 Days.........................          350       601        835     1,171    2,345       1,445       1,560
      60-89 Days.........................           97       185        308       476      906         499         630
      90 Days or More....................          198       267        492       716    1,222       1,004       1,474
     Total Number of Assets Delinquent             645     1,053      1,635     2,363    4,473       2,948       3,664
     Acquired Portfolios.................
      30-59 Days.........................          127        63         66        90       75          72          32
      60-89 Days.........................           49        17         23        23       31          31          14
      90 Days or More....................           98        76         62        75       57          61          60
     Total Number of Assets Delinquent             274       156        151       188      163         164         106
Total Delinquencies as a Percentage of
     Serviced Assets (3).................
     Oakwood Originated..................       1.6%      2.0%        2.4%      2.6%      4.0%       3.0%        3.1%
     Acquired Portfolios.................       4.7%      3.2%        3.6%      5.2%      5.8%       5.1%        4.3%



(1) Assets that are already the subject of repossession or foreclosure procedures are not included in "delinquent assets" for purposes of this table.
(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a payment due on the first day of a month is not 30 days delinquent until the first day of the next month.
(3) By number of assets.



--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.



                                          LOAN LOSS/REPOSSESSION EXPERIENCE
                                               (DOLLARS IN THOUSANDS)


                                                      AT OR FOR THE FISCAL YEAR                    AT OR FOR THE SIX MONTHS
                                                                ENDED                                      ENDED
                                                            SEPTEMBER 30,                                MARCH  31,
                                     ------------------------------------------------------------ -------------------------
                                         1994       1995        1996        1997         1998         1998          1999
                                     ---------  ----------  ----------  -----------  -----------  -----------   -----------
Total Number of Serviced
     Assets (1).................         45,046      56,438     71,297      93,013      114,169      103,099       120,144
Average Number of Serviced
     Assets During Period.......         37,788      50,742     63,868      82,155      103,591       98,056       117,157
Number of Serviced
     Assets Repossessed.........          1,241       1,718      2,746       3,885        5,411        2,429         3,810
Serviced Assets Repossessed as a
     Percentage of Total Serviced
     Assets (2).................         2.75%      3.04%       3.85%      4.18%       4.74%        4.71%(6)      6.34%(6)
Serviced Assets Repossessed as a
     Percentage of Average Number
     of Serviced Assets.........         3.28%      3.39%       4.30%      4.73%       5.22%        4.95%(6)      6.50%(6)
Average Outstanding Principal
     Balance of Assets (3)......
     Oakwood Originated.........      $701,875   $976,905   $1,409,467  $2,065,033   $2,978,235   $2,677,949    $3,663,991
     Acquired Portfolios........       $30,432    $30,235      $27,351     $22,943      $19,179     $20,088       $15,721
Net Losses from Asset
     Liquidation(4):
     Total Dollars (3)..........
       Oakwood Originated.......         $4,630      $7,303    $14,248     $26,872      $45,189      $19,767       $36,984
       Acquired Portfolios......           $203        $473       $592        $528         $220         $135          $105
     As a Percentage of Average
     Outstanding Principal Balance
     of Assets (3) (5)
       Oakwood Originated.......        0.66%      0.75%       1.01%       1.30%       1.52%        1.48%(6)      2.02%(6)
       Acquired Portfolios......        0.67%      1.56%       2.16%       2.30%       1.15%        1.34%(6)      1.34%(6)


(1) As of period end.
(2) Total number of serviced assets repossessed during the applicable period expressed as a percentage of the total number of serviced assets at the end of the applicable period.
(3) Includes assets originated by Oakwood Acceptance Corporation and serviced by Oakwood Acceptance Corporation and others.
(4) Net losses represent all losses incurred on Oakwood Acceptance Corporation-serviced portfolios. Such amounts include estimates of net losses with respect to certain defaulted assets. Charges to the losses reserves in respect of a defaulted asset generally are made before the defaulted asset becomes a liquidated asset. The length of the accrual period for the amount of accrued and unpaid interest include in the calculation of the net loss varies depending upon the period in which the loss was charged and whether the asset was owned by an entity other than Oakwood Acceptance Corporation.
(5) Total net losses incurred on assets liquidated during the applicable period expressed as a percentage of the average outstanding principal balance of all assets at the end of the applicable period.
(6) Annualized.


         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Assets will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.

         Whenever reference is made herein to a percentage of the Assets (or to a percentage of the Scheduled Principal Balance of the Assets), the percentage is calculated based on the Scheduled Principal Balances ("SPB") of the Assets as of the Cut-off Date. In addition, numbers in any columns in the tables below may not sum exactly to the total number at the bottom of the column due to rounding.

FIXED RATE ASSETS:


                                GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                  NUMBER OF                                PERCENTAGE OF
                                 FIXED RATE     AGGREGATE SCHEDULED    FIXED RATE ASSET POOL
GEOGRAPHIC LOCATION                ASSETS        PRINCIPAL BALANCE             BY SPB
-------------------              ----------    --------------------    ---------------------
Alabama....................           263       $   10,319,228                 3.29%
Arizona....................           263           15,421,265                 4.92
Arkansas...................           148            5,930,396                 1.89
California.................            38            2,360,285                 0.75
Colorado...................            81            4,070,989                 1.30
Connecticut................             1               30,118                 0.01
Delaware...................            52            2,012,030                 0.64
Florida....................           180            7,631,975                 2.43
Georgia....................           361           14,643,691                 4.67
Idaho......................            91            5,197,072                 1.66
Illinois...................            10              349,139                 0.11
Indiana....................             9              263,136                 0.08
Iowa.......................             2               55,588                 0.02
Kansas.....................            72            3,117,201                 0.99
Kentucky...................           178            6,631,937                 2.11
Louisiana..................           274           10,912,854                 3.48
Maryland...................            22              876,928                 0.28
Massachusetts..............             1               36,480                 0.01
Michigan...................            63            3,305,969                 1.05
Minnesota..................             2               96,022                 0.03
Mississippi................           281           10,584,016                 3.37
Missouri...................           122            4,663,568                 1.49
Montana....................             2              169,714                 0.05
Nevada.....................            35            1,877,269                 0.60
New Jersey.................             5              261,041                 0.08
New Mexico.................           208            8,729,619                 2.78
New York...................             3              118,264                 0.04
North Carolina.............         1,523           60,150,066                19.17
Ohio.......................            85            3,232,359                 1.03
Oklahoma...................           121            4,987,707                 1.59
Oregon.....................            73            5,909,362                 1.88
Pennsylvania...............             5              164,089                 0.05
South Carolina.............           596           22,655,059                 7.22
South Dakota...............             1               49,556                 0.02
Tennessee..................           377           14,438,841                 4.60
Texas......................         1,187           49,771,100                15.87
Utah.......................            26            1,419,844                 0.45
Virginia...................           387           14,863,000                 4.74
Washington.................           129           11,570,173                 3.69
Washington DC..............             1               42,991                 0.01
West Virginia..............           129            4,366,667                 1.39
Wisconsin..................             2              121,889                 0.04

Wyoming....................             8              299,876                 0.10
                                 --------              -------               --------

   Total...................         7,417         $313,708,370               100.00%
                                    =====         ============               ======

(1) Based on the mailing address of the Obligor on the related Fixed Rate Asset as of the Cut-off Date.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.



                                    YEAR OF ORIGINATION OF FIXED RATE ASSETS (1)

                                 NUMBER OF         AGGREGATE              PERCENTAGE OF
                                FIXED RATE         SCHEDULED          FIXED RATE ASSET POOL
YEAR OF ORIGINATION               ASSETS        PRINCIPAL BALANCE             BY SPB
-------------------             ----------      -----------------     ---------------------
    1990.....................          1          $   31,413                  0.01%
    1991.....................          1              12,475                  0.00
    1993.....................          1              15,428                  0.00
    1995.....................          2              34,730                  0.01
    1996.....................          1              17,258                  0.01
    1997.....................          6             332,863                  0.11
    1998.....................        103           5,746,750                  1.83
    1999.....................      7,302         307,517,454                 98.03
                                   -----       -------------               -------

         Total...............      7,417        $313,708,370                100.00%
                                   =====        ============                ======

------------------
(1) The weighted average seasoning of the Fixed Rate Assets was approximately 2 months as of the Cut-off Date.


                                DISTRIBUTION OF ORIGINAL FIXED RATE ASSET AMOUNTS(1)

                                   NUMBER OF         AGGREGATE              PERCENTAGE OF
ORIGINAL FIXED RATE ASSET         FIXED RATE         SCHEDULED          FIXED RATE ASSET POOL
AMOUNT                              ASSETS        PRINCIPAL BALANCE             BY SPB
------                            ----------      -----------------     ---------------------
$   4,999 or less..............         16     $         61,340                 0.02%
$   5,000 - $    9,999.........         96             716,418                  0.23
$  10,000 - $  14,999..........        149           1,847,789                  0.59
$  15,000 - $  19,999..........        314           5,499,883                  1.75
$  20,000 - $  24,999..........        643          14,545,486                  4.64
$  25,000 - $  29,999..........        968          26,721,292                  8.52
$  30,000 - $  34,999..........      1,163          37,496,918                 11.95
$  35,000 - $  39,999..........        801          29,810,550                  9.50
$  40,000 - $  44,999..........        546          23,177,172                  7.39
$  45,000 - $  49,999..........        592          28,158,828                  8.98
$  50,000 - $  54,999..........        520          27,212,488                  8.67
$  55,000 - $  59,999..........        483          27,742,608                  8.84
$  60,000 - $  64,999..........        317          19,698,340                  6.28
$  65,000 - $  69,999..........        178          12,017,274                  3.83
$  70,000 - $  74,999..........        146          10,527,415                  3.36
$  75,000 - $  79,999..........        106           8,204,211                  2.62
$  80,000 - $  84,999..........         68           5,573,816                  1.78
$  85,000 - $  89,999..........         43           3,746,470                  1.19
$  90,000 - $  94,999..........         48           4,425,557                  1.41
$  95,000 - $  99,999..........         37           3,599,963                  1.15
$100,000 or more...............        183          22,924,554                  7.31
                                    ------      --------------              --------

     Total.....................      7,417        $313,708,370                100.00%
                                     =====        ============                ======

  (1) The highest original Fixed Rate Asset amount was $205,736, which represents approximately 0.07% of the aggregate principal balance of the Fixed Rate Assets at origination. The average original principal amount of the Fixed Rate Assets was approximately $42,296 as of the Cut-off Date.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.




                                            FIXED RATE ASSET RATES (1)

                                 NUMBER OF                                  PERCENTAGE OF
                                FIXED RATE      AGGREGATE SCHEDULED     FIXED RATE ASSET POOL
ASSET RATE                         ASSETS        PRINCIPAL BALANCE              BY SPB
----------                      ----------      -------------------     ----------------------
6.000% - 6.999%............           40          $  2,360,370                  0.75%
7.000% - 7.999%............          791            53,533,140                 17.06
8.000% - 8.999%...........           973            54,413,406                 17.35
9.000% -   9.999%..........          917            48,890,061                 15.58
10.000% - 10.999%..........          719            31,331,874                  9.99
11.000% - 11.999%..........        1,450            43,680,242                 13.92
12.000% - 12.999%..........        2,281            71,634,771                 22.83
13.000% - 13.999%..........          243             7,805,773                  2.49
14.000% - 14.999%..........            3                58,733                  0.02
                                   -----         -------------                ------

     Total.................        7,417          $313,708,370                100.00%
                                   =====          ============                ======

(1) The weighted average Fixed Rate Asset Rate was approximately 10.26% as of the Cut-off Date. This table reflects the Fixed Rate Asset Rates of the
    Step-up Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Rates of the Step-up Rate Loans.



                         REMAINING TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                                 NUMBER OF                                  PERCENTAGE OF
REMAINING TERM                  FIXED RATE      AGGREGATE SCHEDULED     FIXED RATE ASSET POOL
TO MATURITY                        ASSETS        PRINCIPAL BALANCE              BY SPB
-----------                     ----------     --------------------     ---------------------
   1 -   60 months.........          125       $     1,015,625                  0.32%
  61 -   96 months.........          124             1,759,669                  0.56
  97 - 120 months..........          233             4,505,741                  1.44
121 - 156 months...........          328             7,245,738                  2.31
157 - 180 months...........          750            21,698,775                  6.92
181 - 216 months...........          148             4,469,607                  1.42
217 - 240 months...........        2,178            72,906,268                 23.24
241 - 300 months...........        1,337            58,721,144                 18.72
301 - 360 months...........        2,194           141,385,803                 45.07
                                   -----         -------------               -------

  Total....................        7,417          $313,708,370                100.00%
                                   =====          ============                ======

(1) The weighted average remaining term to maturity of the Fixed Rate Assets was approximately 293 months as of the Cut-off Date.


                          ORIGINAL TERMS TO MATURITY OF FIXED RATE ASSETS (IN MONTHS) (1)

                                 NUMBER OF                                  PERCENTAGE OF
ORIGINAL TERM                   FIXED RATE      AGGREGATE SCHEDULED     FIXED RATE ASSET POOL
TO MATURITY                        ASSETS        PRINCIPAL BALANCE              BY SPB
-------------                   ----------     --------------------    -----------------------
   1 -   60 months.........          124       $     1,001,755                  0.32%
  61 -   96 months.........          123             1,743,806                  0.56
  97 - 120 months..........          230             4,453,358                  1.42
121 - 156 months...........          329             7,265,221                  2.32
157 - 180 months...........          754            21,761,407                  6.94
181 - 216 months...........          146             4,401,687                  1.40
217 - 240 months...........        2,179            72,939,185                 23.25
241 - 300 months...........        1,338            58,756,147                 18.73
301 - 360 months...........        2,194           141,385,803                 45.07
                                   -----         -------------               -------

  Total....................        7,417          $313,708,370                100.00%
                                   =====          ============                ======

(1) The weighted average original term to maturity of the Fixed Rate Assets was approximately 295 months as of the Cut-off Date.


--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.



                        DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF FIXED RATE ASSETS(1)

                                    NUMBER OF                              PERCENTAGE OF
                                   FIXED RATE    AGGREGATE SCHEDULED   FIXED RATE ASSET POOL
LOAN-TO VALUE RATIO(2)                ASSETS      PRINCIPAL BALANCE            BY SPB
----------------------             ----------    -------------------   ---------------------
50%  or  less................            66        $   1,827,209                0.58%
51% - 55%....................            20              641,586                0.20
56% - 60%....................            27              863,730                0.28
61% - 65%....................            45            1,646,507                0.52
66% - 70%....................            92            3,645,058                1.16
71% - 75%....................           148            5,697,060                1.82
76% - 80%....................           281           10,695,896                3.41
81% - 85%....................           679           24,376,428                7.77
86% - 90%....................         1,493           56,841,825               18.12
91% - 95%....................         2,478          105,800,001               33.73
96% - 100%...................         2,088          101,673,072               32.41
                                      -----         ------------            --------

     Total...................         7,417         $313,708,370              100.00%
                                      =====         ============              ======

(1) The weighted average original Loan-to-Value Ratio of the Fixed Rate Assets was approximately 91.62% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:



ADJUSTABLE RATE ASSETS:
-----------------------
                                GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                                   NUMBER OF                                PERCENTAGE OF
                                  ADJUSTABLE          AGGREGATE            ADJUSTABLE RATE
                                     RATE             SCHEDULED               ASSET POOL
GEOGRAPHIC LOCATION                 ASSETS        PRINCIPAL BALANCE             BY SPB
-------------------              -----------      -----------------       ----------------
Arizona....................             1           $     88,402               1.38%
Colorado...................             7                783,486              12.27
Georgia....................             1                 87,907               1.38
Idaho......................             2                230,971               3.62
Indiana....................             1                 92,449               1.45
Kansas.....................             2                193,187               3.03
Kentucky...................            13              1,039,490              16.28
New Mexico.................             2                182,618               2.86
North Carolina.............            12              1,060,710              16.61
Ohio.......................             2                156,485               2.45
Oklahoma...................             2                216,124               3.38
Oregon.....................             6                579,364               9.07
Tennessee..................             7                575,819               9.02
Texas......................             1                118,230               1.85
Utah.......................             1                 88,422               1.38
Virginia...................             3                244,970               3.84
Washington.................             5                646,911              10.13
                                      ---          -------------           --------

   Total...................            68             $6,385,546             100.00%
                                       ==             ==========             ======

(1) Based on the mailing address of the Obligor on the related Adjustable Rate Asset as of the Cut-off Date.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.



                                  YEAR OF ORIGINATION OF ADJUSTABLE RATE ASSETS (1)

                                  NUMBER OF                                PERCENTAGE OF
                                 ADJUSTABLE                               ADJUSTABLE RATE
                                    RATE       AGGREGATE SCHEDULED           ASSET POOL
YEAR OF ORIGINATION                ASSETS       PRINCIPAL BALANCE              BY SPB
-------------------              -----------  --------------------        ---------------

    1998.....................         18           $ 1,775,133               27.80%
    1999.....................         50             4,610,413               72.20
                                      --             ---------             -------

         Total...............         68            $6,385,546              100.00%
                                      ==            ==========              ======
         .........

------------------
(1) The weighted average seasoning of the Adjustable Rate Assets was approximately 3 months as of the Cut-off Date.


                               DISTRIBUTION OF ADJUSTABLE RATE ASSETS GROSS MARGINS(1)

                                  NUMBER OF                                PERCENTAGE OF
                                 ADJUSTABLE                               ADJUSTABLE RATE
                                    RATE       AGGREGATE SCHEDULED           ASSET POOL
GROSS MARGINS                      ASSETS       PRINCIPAL BALANCE              BY SPB
-------------                   -----------    -------------------        ---------------

3.250% - 3.500%............           10           $   913,361               14.30%
4.250% - 4.500%...........            58             5,472,185               85.70
                                      --           -----------             -------

         Total...............         68            $6,385,546              100.00%
                                      ==            ==========              ======

------------------
(1) The weighted average gross margin of the Adjustable Rate Assets was approximately 4.35% as of the Cut-off Date.



                               DISTRIBUTION OF ORIGINAL ADJUSTABLE RATE ASSET AMOUNTS(1)

                                                                                 PERCENTAGE OF
                                     NUMBER OF                                  ADJUSTABLE RATE
ORIGINAL ADJUSTABLE RATE ASSET    ADJUSTABLE RATE   AGGREGATE SCHEDULED           ASSET POOL
AMOUNT                                ASSETS         PRINCIPAL BALANCE               BY SPB
------                            ---------------   -------------------         ---------------
$  55,000 - $  59,999..........          1             $    55,244                  0.87%
$  60,000 - $  64,999..........          1                  64,816                  1.02
$  65,000 - $  69,999..........          2                 138,741                  2.17
$  70,000 - $  74,999..........          9                 645,307                 10.11
$  75,000 - $  79,999..........          5                 391,631                  6.13
$  80,000 - $  84,999..........          8                 651,800                 10.21
$  85,000 - $  89,999..........          8                 700,414                 10.97
$  90,000 - $  94,999..........          4                372,566                   5.83
$  95,000 - $  99,999..........          5                 485,009                  7.60
$100,000 or more...............         25               2,880,019                 45.10
                                      ----            ------------              --------

     Total.....................         68              $6,385,546                100.00%
                                      ====              ==========                ======

(1) The highest original Adjustable Rate Asset amount was $165,401, which represents approximately 2.59% of the aggregate principal balance of the Adjustable Assets at origination. The average original principal amount of the Adjustable Rate Assets was approximately $93,905 as of the Cut-off Date.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.




                                      ADJUSTABLE RATE CURRENT ASSET RATES (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
CURRENT                          ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
ASSET RATE                           ASSETS          PRINCIPAL BALANCE              BY SPB
----------                       ----------------   -------------------        ----------------

6.000% - 6.999%............           11             $    1,099,319               17.22%
7.000% - 7.999%...........            43                  3,843,004               60.18
8.000% - 8.999%...........            14                  1,443,223               22.60
                                      --            ---------------            --------

     Total.................           68             $    6,385,546              100.00%
                                      ==             ==============              ======

(1) The weighted average Adjustable Rate Asset Rate was approximately 7.38% as of the Cut-off Date. This table reflects the Asset Rates of the Adjustable Rate Loans as of the Cut-off Date and does not reflect any subsequent increases in the Asset Rates of the Adjustable Rate Loans.



                       REMAINING TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
REMAINING TERM                   ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
TO MATURITY                          ASSETS          PRINCIPAL BALANCE              BY SPB
-----------                      ---------------    -------------------        ---------------
217 - 240 months...........            2                $   143,014                2.24%
241 - 300 months...........            3                    252,836                3.96
301 - 360 months...........           63                  5,989,696               93.80
                                      --                  ---------               -----

  Total....................           68                 $6,385,546              100.00%
                                      ==                 ==========              ======

(1) The weighted average remaining term to maturity of the Adjustable Assets was approximately 352 months as of the Cut-off Date.




                       ORIGINAL TERMS TO MATURITY OF ADJUSTABLE RATE ASSETS (IN MONTHS) (1)

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
ORIGINAL TERM                    ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
TO MATURITY                          ASSETS          PRINCIPAL BALANCE              BY SPB
-----------                      ---------------    -------------------        ---------------

240 months.................            2                $   143,014                2.24%
300 months.................            3                    252,836                3.96
360 months.................           63                  5,989,696               93.80
                                      --                  ---------               -----

  Total....................           68                 $6,385,546              100.00%
                                      ==                 ==========              ======


(1) The weighted average original term to maturity of each Adjustable Asset was 355 months as of the Cut-off Date.

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.




                    DISTRIBUTION OF ORIGINAL LOAN-TO-VALUE RATIOS OF ADJUSTABLE RATE ASSETS(1)

                                     NUMBER OF                                  PERCENTAGE OF
                                     ADJUSTABLE                                ADJUSTABLE RATE
                                        RATE       AGGREGATE SCHEDULED            ASSET POOL
LOAN-TO VALUE RATIO(2)                 ASSETS       PRINCIPAL BALANCE               BY SPB
----------------------               ----------    -------------------         ---------------

66% - 70%....................             2             $  192,402                 3.01%
71% - 75%....................             2                185,074                 2.90
76% - 80%....................             4                315,168                 4.94
81% - 85%....................             4                380,379                 5.96
86% - 90%....................             3                295,818                 4.63
91% - 95%....................            11                971,808                15.22
96% - 100%...................            42              4,044,897                63.34
                                        ---             ----------             --------

     Total...................            68             $6,385,546               100.00%
                                         ==             ==========               ======

(1) The weighted average original Loan-to-Value Ratio of the Adjustable Assets was approximately 93.92% as of the Cut-off Date.
(2) Rounded to nearest 1%.

         "Loan-to-Value Ratio" means, (a) with respect to each Contract, (i) as to each Contract with respect to which a lien on land is required for underwriting purposes, the ratio, expressed as a percentage, of the principal amount of such Contract to the sum of the purchase price of the home (including taxes, insurance and any land improvements), the tax value or appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed; and (ii) as to each other Contract, the ratio, expressed as a percentage, of the principal amount of such Contract to the purchase price of the home (including taxes, insurance and any land improvements) and the amount of any prepaid finance charges or closing costs that are financed; and (b) with respect to each Mortgage Loan, the ratio, expressed as a percentage, of the principal amount of such Mortgage Loan at the time of determination, to either
(i) the sum of the appraised value of the land and improvements, and the amount of any prepaid finance charges or closing costs that are financed or (ii) the sum of the purchase price of the home (including taxes, insurance and any land improvements), the appraised value of the land and the amount of any prepaid finance charges or closing costs that are financed:



                     DISTRIBUTION OF NEXT CONTRACT RATE CHANGE DATE OF ADJUSTABLE RATE ASSETS

                                                                                PERCENTAGE OF
                                    NUMBER OF                                  ADJUSTABLE RATE
NEXT CONTRACT RATE               ADJUSTABLE RATE    AGGREGATE SCHEDULED           ASSET POOL
CHANGE DATE                           ASSETS         PRINCIPAL BALANCE              BY SPB
-----------                      ----------------   -------------------        ---------------
August 1, 1999.............             1              $     99,552                1.56%
December 1, 1999...........             1                    77,512                1.21
January 1, 2000............             8                   751,860               11.77
February 1, 2000...........            10                 1,071,724               16.78
March 1, 2000..............             8                   794,108               12.44
April 1, 2000..............            21                 1,938,072               30.35
May 1, 2000................            13                 1,161,104               18.18
June 1, 2000...............             6                   491,614                7.70
                                      ---              ------------            --------

  Total....................            68                $6,385,546              100.00%
                                       ==                ==========              ======

--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.



                                           MHP PREPAYMENT SENSITIVITIES


                                     0% MHP                100% MHP              150% MHP
                                     ------                --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Classs A-1                  6.23      06/09        1.86      02/03       1.38      02/02
        Class A-2                   9.96      06/09        8.04      06/09       7.03      06/09
        Class M-1                   9.96      06/09        9.65      06/09       8.91      06/09
        Class M-2                   9.96      06/09        9.65      06/09       8.91      06/09
        Class B-1                   9.96      06/09        9.24      06/09       7.54      06/09

        TO MATURITY
        Class A-1                   6.28      04/10        1.86      02/03       1.38      02/02
        Class A-2                  18.76      08/27       10.97      02/24       8.81      03/22
        Class M-1                  21.90      08/27       14.36      02/24      11.79      03/22
        Class M-2                  21.90      08/27       14.36      02/24      11.79      03/22
        Class B-1                  21.90      08/27       12.21      02/24       7.64      03/22



                                    200% MHP               250% MHP              300% MHP
                                    --------               --------              --------

                                 WAL      Maturity      WAL      Maturity     WAL      Maturity
        TO CALL
        Class A-1                   1.10      08/01        0.92      04/01       0.79      01/01
        Class A-2                   6.13      06/09        5.19      06/09       4.39      06/09
        Class M-1                   8.17      06/09        7.83      06/09       7.49      06/09
        Class M-2                   8.17      06/09        7.83      06/09       7.49      06/09
        Class B-1                   6.21      09/07        5.90      01/07       5.67      07/06

        TO MATURITY
        Class A-1                   1.10      08/01        0.92      04/01       0.79      01/01
        Class A-2                   7.12      04/20        5.69      11/18       4.60      02/18
        Class M-1                   9.86      04/20        8.93      11/18       8.12      02/18
        Class M-2                   9.86      04/20        8.93      11/18       8.12      02/18
        Class B-1                   6.21      09/07        5.90      01/07       5.67      07/06




--------------------------------------------------------------------------------
FIRST UNION CAPITAL MARKETS CORP.

This document does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities described herein. Offers to sell and solicitations of offers to buy are made only by, and this document must be read in conjunction with, the final offering circular supplement. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the offering circular supplement. The descriptions of the securities have been prepared on the basis of certain assumptions regarding payments, interest rates and other factors described in the prospectus supplement.